UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08360

GUINNESS ATKINSON FUNDS
(Exact name of registrant as specified in charter)

21550 Oxnard Street, Suite 850 Woodland Hills, CA			91367
(Address of principal executive offices)			(Zip code)

James J. Atkinson, Jr. 21550 Oxnard Street, Suite 850 Woodland Hills, CA 91367
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800-915-6566)

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2015

Item 1. Reports to Stockholders.

The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Guinness AtkinsonTM Funds
Semi-Annual Report

June 30, 2015

TABLE OF CONTENTS

5	Letter to Shareholders
7	Expense Example
8	Alternative Energy Fund
14	Asia Focus Fund
19	Asia Pacific Dividend Builder Fund
25	China & Hong Kong Fund
31	Dividend Builder Fund
37	Global Energy Fund
44	Global Innovators Fund
50	Renminbi Yuan & Bond Fund
56	Statements of Assets and Liabilities
58	Statements of Operations
60	Statements of Changes in Net Assets
63	Financial Highlights
71	Notes to Financial Statements
82	Additional Information
85	Privacy Notice
87	Guinness Atkinson Funds Information

Fund Performance

The table below provides total return data for each of the Funds year to date and over the one, three, five, ten year and from inception periods through June 30, 2015.

Fund (inception date)	Year to Date	1-year	3-year	5-year	10-year	From Inception	Expense Ratio
Alternative Energy Fund (March 31, 2006)	2.92%	-21.25%	13.09%	-4.75%	—	-11.54%	2.06% gross; 2.02% net
Asia Focus Fund (April 29, 1996)	6.50%	2.45%	4.70%	3.40%	6.39%	2.82%	1.92%
Asia Pacific Dividend Builder Fund (March 31, 2006)	10.09%	12.29%	10.91%	10.38%	—	6.00%	3.91% gross; 1.99% net
China & Hong Kong Fund (June 30, 1994)	10.49%	10.50%	8.58%	3.98%	8.56%	7.53%	1.53%
Dividend Builder Fund (March 30, 2012)	-0.01%	-2.71%	13.48%	—	—	11.63%	2.96% gross; 0.68% net
Global Energy Fund (June 30, 2004)	-3.58%	-35.53%	1.97%	3.19%	4.79%	8.93%	1.30%
Global Innovators Fund (December 15, 1998)	-0.24%	1.73%	21.12%	18.99%	10.76%	7.18%	1.26%
Renminbi Yuan & Bond Fund (June 30, 2011)	1.95%	2.11%	3.29%	—	—	2.56%	0.95% gross; 0.90% net

Periods of greater than one year are average annualized returns; returns for periods of one year or less are actual returns. All returns are for the periods ending June 30, 2015.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

Each of the Asia Focus Fund, the Asia Pacific Dividend Builder Fund, the China & Hong Kong Fund, and the Renminbi Yuan & Bond Fund imposes a 2% redemption fee on shares held less than 30 days. Performance data quoted does not reflect this fee. If it had, total return would be lower.

Expense ratios are from the most recent prospectus (dated March 23, 2015) and are from the most recent audited financials (period ending December 31, 2014) at the time that prospectus was completed.

†All of the Guinness Atkinson Funds have an expense cap in place and the advisor is contractually obligated to cap the Funds' total expenses at least through June 30, 2016.

August 5, 2015

Dear Guinness Atkinson Funds Shareholders,

Despite an abundance of negative financial news over the last six months, including worries about Greece and volatile markets in China, the Guinness Atkinson Funds range has had a decent first half of 2015 with five of the eight Funds finishing the period in positive territory and three in negative territory.

Surprisingly the top performing Guinness Atkinson Fund year to date, through June 30, 2015, is the China & Hong Kong Fund. This Fund produced a total return of 10.49% over the period. We say surprisingly because one of the top financial market stories of the year is the dramatic decline in the Chinese stock markets. The stock markets in China have had a bumpy year, including meaningful declines since the end of June. As we write this letter the China & Hong Kong Fund is in negative territory for the year (down 6.26% year to date as of August, 19, 2015). But given the breathless media coverage of the Chinese stock markets one might conclude the Fund was near zero. News update: The world is not ending because of the volatility in the Chinese markets. Our longer term investors in this Fund will recognize that we have been through this before. Many will also remember a time when the US media didn't even follow the financial markets in China or Hong Kong.

We should add that our China & Hong Kong Fund is and always has been focused on Hong Kong. And while the Hong Kong market should not be described as boring it is not anywhere near as volatile (or should we say exciting) as the Mainland China stock exchanges. Portfolio manager, Edmund Harriss expresses his views on these markets later in this semi-annual report.

While we are speaking about China we would be remiss if we didn't mention the Renminbi Yuan & Bond Fund, which finished the first half of 2015 with a positive total return of 1.95%. That result is not going to make any headlines but we believe this is more than respectable for a short maturity bond and currency fund particularly given the volatile markets in China.

The Asia Pacific Dividend Builder Fund has also had a great first half, producing a total return of 10.09%. We do not believe this Fund gets the attention it deserves given that it has consistently returned double digit total returns including year to date and over the one-, three- and five-year periods ending June 30, 2015. Rounding out our range of Asian Funds is the Asia Focus Fund which year to date has returned 6.50%.

The Alternative Energy Fund has produced a positive total return of 2.92% over the first half of the year. Shareholders in this Fund will recognize that it has been a bumpy ride of late so the positive return is more than welcome. In fact, despite a weak last 12 months (negative 21.25% for the one year period ending June 30), the Fund has a rather impressive three year total return, an annualized 13.09%. The volatility of this Fund has been admittedly painful. This volatility is an inherent part of the alternative energy sector itself which has been buffeted by a number of economic and political forces. But we can see one thing which gives rise to optimism: there are visible signs of industry growth. Solar panels and wind mills are becoming commonplace.

The Global Innovators Fund produced a negative total return of 0.24% for the first half of 2015. Despite this, we believe the Fund sports an extremely impressive long-term track record .

The Dividend Builder Fund has produced a negative return for the first half of the year, but by the barest of margins, declining 0.01% year to date. In March this Fund celebrated its third anniversary and we are extremely pleased with its performance since inception.

The Global Energy Fund produced a negative total return of 3.58% over the first half of 2015. That the oil price has declined sharply since our last semi-annual report will not be news to any of our readers. Perhaps more newsworthy and interesting are the dynamic forces that are setting the price of oil. The Organization of the Petroleum Exporting Countries, ("OPEC's") decision to maintain production is only part of the story as the US is in a production renaissance driven by innovation. On the demand side global demand continues to grow as the developing markets continue to increase demand as their economies grow. This battle between supply and demand is what defines the energy sector and just as high oil prices led to increased supply and a declining price we know from past experience that the reverse is eventually true. The energy team offers their outlook later in this report.

As always we appreciate the confidence you have placed in us and we look forward to continuing to serve you.

Sincerely

Timothy Guinness	James Atkinson

Mutual fund investing involves risk. Principal loss is possible. The Funds invest in foreign securities, which involves greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for emerging markets countries. Non-diversified Funds' assets may be concentrated in fewer individual holdings than diversified funds. Therefore, these Funds are more exposed to individual stock volatility than diversified funds. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Investments in debt securities typically decrease in value when interest rates rise, which can be greater for longer-term debt securities. Investments in derivatives involve risks different from, and in certain cases, greater than the risks presented by traditional investments. Investments focused in a single geographic region may be exposed to greater risk than investments diversified among various geographies. Investments focused on the energy sector may be exposed to greater risk than an investments diversified among various sectors.

GUINNESS ATKINSONTM FUNDS

Expense Examples (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) redemption fees (applicable to the Asia Focus Fund, the Asia Pacific Dividend Builder Fund, the China & Hong Kong Fund, and the Renminbi Yuan & Bond Fund); and (2) ongoing costs, including advisory fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period shown and held for the entire period from January 1, 2015 to June 30, 2015.

Actual Expenses

For each Fund, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid during Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Fund, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any redemption fees. Therefore, the second line for each Fund of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these redemption fees were included, your costs would have been higher.

	Beginning Account Value (01/01/15)	Ending Account Value (06/30/15)	Expenses Paid During Period* (01/01/15 to 06/30/15)	Expense Ratios During Period* (01/01/15 to 06/30/15)
Guinness Atkinson Alternative Energy Fund Actual	$1,000.00	$1,029.20	$9.96	1.98	%†
Guinness Atkinson Alternative Energy Fund Hypothetical (5% return before expenses)	$1,000.00	$1,014.98	$9.89	1.98	%†
Guinness Atkinson Asia Focus Fund Actual	$1,000.00	$1,065.00	$9.68	1.89%
Guinness Atkinson Asia Focus Fund Hypothetical (5% return before expenses)	$1,000.00	$1,015.42	$9.44	1.89%
Guinness Atkinson Asia Pacific Dividend Builder Fund Actual	$1,000.00	$1,100.90	$10.31	1.98	%†
Guinness Atkinson Asia Pacific Dividend Builder Fund Hypothetical (5% return before expenses)	$1,000.00	$1,014.98	$9.89	1.98	%†
Guinness Atkinson China & Hong Kong Fund Actual	$1,000.00	$1,104.90	$7.83	1.50%
Guinness Atkinson China & Hong Kong Fund Hypothetical (5% return before expenses)	$1,000.00	$1,017.36	$7.50	1.50%
Guinness Atkinson Dividend Builder Fund Actual	$1,000.00	$999.90	$3.37	0.68	%†
Guinness Atkinson Dividend Builder Fund Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.41	0.68	%†
Guinness Atkinson Global Energy Fund Actual	$1,000.00	$964.20	$6.62	1.36%
Guinness Atkinson Global Energy Fund Hypothetical (5% return before expenses)	$1,000.00	$1,018.05	$6.80	1.36%
Guinness Atkinson Global Innovators Fund Actual	$1,000.00	$997.60	$5.75	1.16%
Guinness Atkinson Global Innovators Fund Hypothetical (5% return before expenses)	$1,000.00	$1,019.04	$5.81	1.16%
Guinness Atkinson Renminbi Yuan & Bond Fund Actual	$1,000.00	$1,019.50	$4.66	0.93	%†
Guinness Atkinson Renminbi Yuan & Bond Fund Hypothetical (5% return before expenses)	$1,000.00	$1,020.18	$4.66	0.93	%†

*Expenses are equal to the Fund's annualized expense ratio including interest expense as indicated, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year period (181), then divided by the number of days in the fiscal year (365) (to reflect the one-half year period).

†Net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Fund's actual expenses would have been higher.

ALTERNATIVE ENERGY FUND for the period ended June 30, 2015

1.  Performance

AVERAGE ANNUALIZED TOTAL RETURNS

	6 Months (Actual)	1 Year	3 Years	5 Years	Since Inception (03/31/06)
Fund	2.92%	-21.25%	13.09%	-4.75%	-11.54%
Benchmark Index:
Wilderhill New Energy Global Innovation Index	10.86%	-6.98%	20.83%	3.09%	-2.18%
Wilderhill Clean Energy Index	2.43%	-21.22%	7.45%	-6.97%	-13.42%
MSCI World Index	2.98%	2.06%	14.98%	13.82%	5.78%

The Fund's expense ratio is 2.06% and net expense ratio is 2.02% per the Summary Prospectus dated March 23, 2015. The Advisor has contractually agreed to waive a portion of its advisory fees and/or reimburse other Fund expenses so that the Fund's ratio of expenses to average daily net assets will not exceed 1.98% (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) through at least June 30, 2016. To the extent that the Advisor waives fees, it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived and/or reimbursed, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

The Guinness Atkinson Alternative Energy Fund was up 2.92% for the first half of 2015. This compared to a rise in the Wilderhill New Energy Global Innovation Index of 10.86% and in the Wilderhill Clean Energy Index of 2.42%. The first half was characterised by a good start to the year followed by weakness in the second quarter on as China and the oil price weighed on stock performance. The fund was up 3.80% in the first quarter and down 0.85% in the second quarter.

The main drivers of weak performance of the Alternative Energy Fund in the first half of 2015 were the Fund's hydroelectric power company holdings, one biofuel holding, one wind holding and two solar holdings. These offset the good performance of most of the fund's efficiency, geothermal, wind and solar holdings.

Stock performance of the Fund's solar holdings varied dramatically. The leading Chinese solar manufacturers, Jinkosolar, Trina Solar, Canadian Solar and JA Solar all performed well, but Yingli Solar struggled with balance sheet concerns. The Fund's microinverter holding, Enphase, was hit by loss of market share at some key customers. However, they continue to make fast progress in growing volumes and bringing costs down, so we remain confident in their future.

Almost all of the Fund's wind farm operator and developer holdings contributed positively to returns, with the Chinese companies particularly benefiting from strong Chinese markets, continued government mandated growth and falling interest rates. The notable poor performer was Northern Power Systems; the Fund's only remaining wind turbine manufacturer, whose business has been hurt by delays in orders for its small wind turbines.

Ormat Technologies, the Fund's only current geothermal holding benefited from simplifying its ownership structure. It acquired Ormat Industries which owned 60% of Ormat Technologies in a stock transaction that collapsed its historic holding structure, while at the same time providing better visibility on future earnings growth.

The Fund's three hydro investments performed poorly, for differing reasons. Cemig struggled with the Brazilian regulatory environment and from weak hydrology. Verbund struggled with weak central European electricity pricing. Iniziative Bresciane gave back some of its gains mainly as a result of low stock liquidity.

This was a strong quarter for the Fund's efficiency holdings. Wasion, the Chinese metering manufacturer and Nibe, the global heating technology provider both performed well, while Centrotec, the German building efficiency technology provider was flat for the year in Euros.

ALTERNATIVE ENERGY FUND

The Fund's holding in Cosan, the Brazilian biofuels company was weak as a result of the falling oil price, notwithstanding that only a small part of its business has direct exposure to the oil price.

2. Activity

The Fund sold positions in EDP Renovaveis and Acciona as they had performed well and were trading on historically high multiples. We took new positions in China Wind Power, a Chinese renewable utility and in Xinyi Solar, who are a manufacturer of glass for solar modules.

The position in Northern Power Systems has been frozen as a result of concerns over the stock price performance. The company is a manufacturer of small wind turbines. They have been achieving strong growth but have not kept as tight control of costs as needed. The share price response reflects the illiquidity of the stock.

3. Outlook

The solar sector continued to make progress in the quarter, with strong demand coming from China, the US and India. The Chinese government announced an increased target of 17 gigawatt ("GW") of solar installations in China for 2015; which we believe may be exceeded. The US is heading towards the 2017 expiry of the Solar Investment Tax Credit. Companies are already preparing themselves for a post International Trade Centre ("ITC") pricing structure. We believe that the expiry will accelerate US solar projects over the intervening period. Once this surge has been built, we believe high growth will continue. There is a lot of room for solar installation costs to fall in the US and this is what has been seen in countries like Germany and the UK where there have been subsidy reductions. India has set a 100GW solar target by 2022, which will require massive growth in annual installations. Further progress is being seen across the emerging markets as more and more countries wake up to solar's potential. Even in Europe we are now seeing real unsubsidised demand. For example, Germany held auctions for the provision of 150 Megawatt ("MW") of solar installations where the strike prices were between 9 and 10 US cents per kilowatt-hour ("kWh").

Pricing for solar modules held relatively firm over the quarter whist polysilicon prices fell from over $20 per kg to around $16 per kg (Bloomberg New Energy Finance) which helped margins. There was no progress towards removing the European minimum price and US duties on Chinese solar modules, but Australia decided not to impose duties on Chinese solar modules. We understand that progress is being made on global trade talks to remove tariffs on sustainable technologies, but this does not appear imminent. We note the recognition from Al-Naimi, the Saudi head of The Organization of the Petroleum Exporting Countries ("OPEC"), that solar is likely to take over from oil eventually. This is likely to mean more investment from the Middle East into solar projects and is a long term affirmation of the sector's outlook.

The most exciting area for the wind sector is emerging market demand. China is increasing its wind installation targets and Latin America continues to grow. European onshore wind demand is relatively static, but with higher potential for offshore growth. The UK market for onshore wind will no longer qualify for the existing subsidies from 2016, leaving future growth uncertain, and Germany has a cap on annual onshore wind installations.

The Obama Clean Power Plan has created a framework that should support US market growth, but we still need to see the details of individual state policy to understand its full potential. Wind and solar are likely to be prime beneficiaries as they offer the most cost competitive solutions today.

Other alternative energy investment opportunities outside of wind and solar tend to be distinct situations rather that benefit from the overall trend away from fossil fuels, rather than sector specific growth stories. For example we believe that heatpumps and improved efficiency heating technologies are likely to become more prevalent as continental European best practise is exported globally

We believe the long term outlook for alternative energy remains good. The key drivers remain in place: dwindling fossil fuel supplies; energy security concerns; environmental issues; and climate change. The reduced cost of alternative energy technologies is likely to accelerate the growth of the alternative energy sector. We continue to position the Fund to seek to benefit from the long term growth of the sector.

Edward Guinness	August 2015

ALTERNATIVE ENERGY FUND

The Fund invests in foreign securities which will involve political, economic and currency risks, greater volatility, and differences in accounting methods. The Fund is non-diversified meaning their assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. The Fund invests in smaller companies, which will involve additional risks such as limited liquidity and greater volatility.

The Wilderhill New Energy Global Innovation Index (NEX) is a modified dollar weighted index of publicly traded companies, which are active in renewable and low-carbon energy, and which stand to benefit from responses to climate change and energy security concern. The Wilderhill Clean Energy Index (ECO) is a modified equal dollar weighted index comprised of publicly traded companies whose businesses stand to benefit substantially from societal transition toward the use of cleaner energy and conservation. The MSCI World Energy Index is an unmanaged index composed of more than 1,400 stocks listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. These indices are unmanaged, not available for investment and do not incur expenses.

GW - gigawatt

kWh - kilowatt-hour

MW - Megawatt

Earnings growth is not representative of the Fund's future performance.

Please refer to the Schedule of Investments for details on fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Management for the period stated and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice. Opinions, fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2015
GUINNESS ATKINSON ALTERNATIVE ENERGY FUND

# of Holdings in Portfolio:	32
Portfolio Turnover:	16.7%
% of Stocks in Top 10:	37.1%
Fund Manager:
Edward Guinness
Top 10 Holdings (% of net assets)		Industry Breakdown (% of net assets)
Good Energy Group PLC	4.3%	Wind	37.1%
Iniziative Bresciane - Inbre - SpA	4.1%	Solar	31.1%
Mytrah Energy Ltd.	3.8%	Efficiency	12.8%
Enel Green Power SpA	3.7%	Hydro	10.6%
Ormat Techologies Inc.	3.6%	Geothermal	3.6%
CENTROTEC Sustainable AG	3.6%	Biofuel	3.5%
JinkoSolar Holdings Co., Ltd. - ADR	3.5%
Wasion Group Holdings Ltd.	3.5%
Sunpower Corp. - Class B	3.5%
JA Solar Holdings Co., Ltd. - ADR	3.5%

SCHEDULE OF INVESTMENTS
at June 30, 2015 (Unaudited)

GUINNESS ATKINSON ALTERNATIVE ENERGY FUND

Shares	COMMON STOCKS: 98.7%	Value
Biofuel: 3.5%
67,400	Cosan SA Industria e Comercio	$545,209
Efficiency: 12.8%
76,099	Carmanah Technologies Corp.*	408,216
35,330	CENTROTEC Sustainable AG	560,093
17,760	Nibe Industrier AB - B Shares	481,821
360,000	Wasion Group Holdings Ltd.	555,450
		2,005,580
Geothermal: 3.6%
15,059	Ormat Technologies Inc.	567,423
Hydro: 10.6%
134,304	Cia Energetica de Minas Gerais - ADR	511,698
26,361	Iniziative Bresciane - Inbre - SpA*	646,549
35,110	Verbund AG	510,417
		1,668,664
Solar: 31.1%
18,400	Canadian Solar Inc.*	526,240
354,000	China Singyes Solar Technologies Holdings Ltd.	453,943
55,700	Enphase Energy Inc. *	423,877
64,300	JA Solar Holdings Co., Ltd. - ADR*	549,765
18,900	Jinkosolar Holdings Co - ADR*	557,928
379,300	Renesola Ltd. - ADR*	519,641
19,450	SunPower Corp. - Class B*	552,575
44,820	Trina Solar Ltd. - ADR*	521,705
1,250,000	Xinyi Solar Holdings Ltd.	519,251
215,100	Yingli Green Energy Holding Co., Ltd. - ADR*	264,573
		4,889,498
Wind: 37.1%
49,987	Boralex Inc. - Class A	531,487
3,044,000	China Datang Corp. Renewable Power Co. Ltd. - H Shares	475,162
460,000	China Longyuan Power Group Corp. - H Shares	511,536
2,272,000	China Suntien Green Energy Corp. Ltd. - H Shares	486,550
6,180,000	Concord New Energy Group Ltd.*	470,383
299,170	Enel Green Power SpA	584,678
200,441	Good Energy Group PLC	681,851
325,080	Greentech Energy Systems*	417,772
1,194,000	Huaneng Renewables Corp. Ltd. - H Shares	482,126
467,823	Mytrah Energy Ltd.*	598,161
228,800	Northern Power Systems Corp.*	160,288
630,608	Theolia SA*	428,851
		5,828,845
	Total Common Stocks (cost $22,757,882)	15,505,219

The accompanying notes are an integral part of these financial statements.

Shares	WARRANTS: 0.3%	Value
946,050	Theolia SA, Expiration 6/09/16, Exercise price 0.60 EUR*†	$52,735
	Total Warrants (cost $0)	52,735
	Total Investments in Securities (cost $22,757,882): 99.0%	15,557,954
	Other Assets less Liabilities: 1.0%	158,403
	Net Assets: 100.0%	$15,716,357

* Non-income producing security.

† Illiquid. Illiquid securities represent 0.0% of net assets.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

ASIA FOCUS FUND for the period ended June 30, 2015

1.  Performance

AVERAGE ANNUALIZED TOTAL RETURNS

	6 Months (Actual)	1 Year	3 Years	5 Years	10 Years
Fund	6.50%	2.45%	4.70%	3.40%	6.39%
Benchmark Index:
MSCI AC Far East Free Ex-Japan Index	5.91%	4.17%	9.69%	8.40%	9.75%
S&P 500 Index	1.23%	7.41%	17.27%	17.31%	7.88%

The Fund's gross expense ratio is 1.92% per the Summary Prospectus dated March 23, 2015. The Advisor has contractually agreed to waive a portion of its advisory fees and/or reimburse other Fund expenses so that the Fund's ratio of expenses to average daily net assets will not exceed 1.98% (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) through at least June 30, 2016. To the extent that the Advisor waives fees and/or reimburses expenses, it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived and/or reimbursed, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

The Fund imposes a 2% redemption fee on the sale of shares held less than 30 days. Performance data quoted does not reflect this redemption fee. Total returns for certain periods reflect fee limitations in effect and, in the absence of these limitations, total returns would have been lower.

In the first half of 2015, ending June 30, the Fund rose 6.50% compared to the MSCI AC Far East Free Ex-Japan Index benchmark which rose 5.91% over the same period. The first quarter was a weaker one for Asian markets and it was the second quarter where there was a marked turn.

The performance over the first half of the year was led by Chinese financial stocks, both banks and insurers, and by Taiwanese technology names. The Fund's Indonesian, Korean and Thai holdings were underperformers.

Markets began the year somewhat tentatively as investors focused on a weaker Chinese economy, the strength of the dollar and its implications for the increased quantity of corporate debt denominated in dollars throughout the emerging market world and steeper valuations in south-east Asian markets. Sentiment improved as the Chinese currency stabilized after a period of weakness and liquidity conditions improved. In April there was a sharp change when the Shanghai-Hong Kong Stock Connect Scheme burst into life when the Chinese authorities permitted domestic mutual funds to invest in Hong Kong listed shares. Chinese listed stocks in Hong Kong, which had sat out the bull market in domestic Chinese stocks, rose quickly as Chinese investors picked up stocks that were trading in Hong Kong at substantial discounts to their mainland China equivalents.

Taiwanese technology names, the other strong performing group in the Fund, have been beneficiaries of continuing strength in the smartphone segment. This market is expanding rapidly in the emerging world with Chinese vendors making significant inroads into the Chinese, Indian and south-east Asian markets. These lower-end producers are rapidly closing in on markets previously dominated by Apple and Samsung. The names we hold are primarily component suppliers: camera lens and modules, acoustics, display driver chips and phone casings.

Amongst the laggards, macro concerns in Thailand including weaker exports, little fiscal support activity and slow domestic recovery demand have kept many investors away. At the end of the first quarter however, there was a 0.25% cut in interest rates followed by another surprise cut in late April. This has started to be reflected in residential real estate transactions and the Fund's Thai holdings were flat in the second quarter. In Korea, Samsung Electronics has been weak as smartphone competition intensified while Hyundai Mobis' decision to use its cash to buy an expensive plot of land for a new headquarters has left the market disappointed with management.

ASIA FOCUS FUND

2.  Portfolio Position

The country allocation remained unchanged in the first half with overweight positions in China and Hong Kong and in Thailand. The key underweight positions were Korea Malaysia and Singapore. However, there were some stock changes in China with the additions of NetEase, Peoples Insurance and PICC Property and Casualty in place of HSBC, SOHO China and Weichai Power.

3.  Outlook

The two main factors that dominate the outlook for the region, in our opinion, are China and US interest rates. China's economic policies do not appear to be well understood, or at least there appears little trust in economic management. A move by China in August to adjust the mechanism, by which its exchange rate is managed to a market-based approach, as many have been urging them for years, was greeted as a devaluation move to prop up exports and sent stocks and currencies reeling.

China's process of economic transition calls for financial sector deregulation, capital account opening and currency convertibility. It also calls for slower investment, debt management, unwinding of excess capacity all of which means slower growth. Investors are going to have to get used to this and the management (or intervention) required to enable this to happen while avoiding massive domestic economic dislocation in China. Until they do, we expect higher volatility.

Higher interest rates remain a conundrum. The world's economy does not yet seem ready for higher interest rates and central banks have indicated both their desire and extreme caution in bringing this about. The effect of even a modest rate rise will be an increase in the discount rate markets will apply to cash flows which will have the effect of pushing valuations lower. The positive side for the region is that cash flows have become stronger and more stable in aggregate over the last ten years, as evidenced by their performance during the global financial crisis; and the region's overall valuation on a price to earnings basis is at a discount to its long run average against both developed markets and the region's own history.

Edmund Harriss

The Fund invests in foreign securities, which involves political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund is non-diversified, meaning that its assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. Investments focused in a single geographic region may be exposed to greater risk and more volatility than investments diversified among various geographies. The Fund invests in smaller companies, which involves additional risks such as limited liquidity and greater volatility.

The MSCI AC (All Country) Far East ex Japan Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance of the Far East, excluding Japan. The Standard & Poor's 500 Index is a market capitalization-weighted index composed of 500 widely held common stocks of U.S. companies. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 24 developed market country indices. These indices are unmanaged, not available for investment and do not incur expenses.

Shanghai-Hong Kong Stock Connect is a pilot programme that links the stock markets in Shanghai and Hong Kong. Under the programme, investors in Hong Kong and Mainland China can trade and settle shares listed on the other market via the exchange and clearing house in their home market.

Book Value is the net asset value of a company, calculated by total assets minus intangible assets (patents, goodwill) and liabilities

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Price to earnings ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2015
GUINNESS ATKINSON ASIA FOCUS FUND

# of Holdings in Portfolio:	39
Portfolio Turnover:	7.4%
% of Stocks in Top 10:	38.3%
Fund Manager:
Edmund Harriss
Top 10 Holdings (% of net assets)
Largan Precision Co., Ltd.	6.7%	Lenovo Group Ltd.	3.3%
Taiwan Semiconductor Manufacturing Co., Ltd.	4.8%	China Construction Bank Corp. - H Shares	3.3%
Catcher Technology Co., Ltd.	3.7%	db X-Trackers CSI300 Index ETF	3.3%
Samsung Electronics Co., Ltd.	3.6%	Tencent Holdings Ltd.	3.2%
NetEase Inc. - ADR	3.3%	China Merchants Bank Co., Ltd. - H Shares	3.1%
Industry Breakdown (% of net assets)
Commercial Banks	9.0%	Exchange Traded Funds	3.3%
Semiconductor Components - Integrated Circuits	7.4%	Internet Application Software	3.2%
Photo Equipment & Supplies	6.7%	Building Products - Air&Heating	2.9%
Oil Company - Integrated	6.0%	Web Portals/ISP	2.8%
Property/Casualty Insurance	5.6%	Public Thoroughfares	2.7%
Electric - Generation	4.9%	Electronic Component - Miscellaneous	2.6%
Oil Company - Exploration & Production	4.7%	Auto/Truck Parts & Equipment	2.5%
Auto-Cars/Light Trucks	4.1%	Building & Construction Products	2.4%
Telecommunication Services	3.8%	Real Estate Operations/Development	2.1%
Metal Processors & Fabricators	3.7%	Distribution/Wholesale	1.6%
Electronic Components - Semiconductor	3.6%	Non-Ferrous Metals	0.7%
Casino Hotels	3.6%	Coal	0.6%
Entertainment Software	3.3%	Machinery	0.6%
Computers	3.3%

SCHEDULE OF INVESTMENTS
at June 30, 2015 (Unaudited)

GUINNESS ATKINSON ASIA FOCUS FUND

Shares	COMMON STOCKS: 97.7%	Value
China: 49.4%
94,000	AAC Technologies Holdings Inc.	$531,145
171,000	Anhui Conch Cement Co., Ltd. - H Shares	600,035
739,000	China Construction Bank Corp. - H Shares	674,977
603,000	China Lesso Group Holdings Ltd.	490,861
218,000	China Merchants Bank Co., Ltd. - H Shares	635,589
419,000	CNOOC Ltd.	594,591
412,000	China Minsheng Banking Corp Ltd. - H Shares	540,011
549,400	db x-trackers CSI300 Index ETF	666,945
338,000	Dongfeng Motor Group Co., Ltd. - H Shares	453,483
490,000	Lenovo Group Ltd.	678,909
4,700	NetEase Inc. - ADR	680,865
962,000	People's Insurance Company Group of China Ltd. - H Shares	615,557
562,000	PetroChina Co Ltd. - H Shares	627,139
232,000	PICC Property & Casualty Co., Ltd. - H Shares	528,555
696,000	Shenzhen Expressway Co Ltd. - H Shares	554,893
9,800	Sohu.com Inc.*	579,082
32,500	Tencent Holdings Ltd.	648,612
		10,101,249
Hong Kong: 5.7%
380,000	Chen Hsong Holdings	112,752
86,000	Galaxy Entertainment Group Ltd.	342,822
407,000	Li & Fung Ltd.	322,910
532,000	NagaCorp Ltd.	391,885
		1,170,369
Indonesia: 1.3%
129,000	Indo Tambangraya Megah PT	124,331
666,000	Vale Indonesia Tbk	135,373
		259,704
Malaysia: 4.2%
337,000	DiGi.Com Bhd	478,749
144,000	UMW Holdings Bhd	387,002
		865,751
South Korea: 6.2%
2,752	Hyundai Mobis	523,039
656	Samsung Electronics Co., Ltd.	745,715
		1,268,754
Taiwan: 17.8%
61,000	Catcher Technology Co., Ltd.	763,130
12,000	Largan Precision Co., Ltd.	1,370,951
110,000	Novatek Microelectronics Corp.	531,203
2	Shin Zu Shing Co., Ltd.	6
214,000	Taiwan Semiconductor Manufacturing Co., Ltd.	974,477
		3,639,767

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 97.7% (Continued)	Value
Thailand: 13.1%
99,500	Electricity Generating PCL/Foreign	$452,199
216,000	Glow Energy PCL/Foreign	545,188
1,778,000	Jasmine International PCL/Foreign	279,001
824,000	LPN Development PCL/Foreign	429,376
113,198	PTT Exploration & Production PCL/Foreign	365,312
56,700	PTT PCL/Foreign	602,665
		2,673,741
	Total Common Stocks (cost $15,339,999)	19,979,335
	WARRANTS: 0.1%
871,568	Jasmine International PCL/Foreign, Expiration 7/5/20, Exercise price 4.30 THB*†^	30,966
	Total Warrants (cost $0)	30,966
	Total Investments in Securities (cost $15,339,999): 97.8%	20,010,301
	Other Assets less Liabilities: 2.2%	448,974
	Net Assets: 100.0%	$20,459,275

* Non-income producing security.

† Illiquid. Illiquid securities represent 0.0% of net assets.

^ Fair value under direction of the Board of Trustees. Fair valued securities represent 0.0% of net assets.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

ASIA PACIFIC DIVIDEND BUILDER FUND for the period ended June 30, 2015

1.  Performance

ANNUALIZED TOTAL RETURNS

	6 Months (Actual)	1 Year	3 Years	5 Years	Since Inception (03/31/06)
Fund	10.09%	12.29%	10.91%	10.38%	6.00%
Benchmark Index:
MSCI AC Pacific Ex-Japan Index	3.65%	-0.10%	9.21%	8.32%	7.86%
S&P 500 Index	1.23%	7.41%	17.27%	17.31%	7.42%

The Fund's gross expense ratio is 3.91% and net expense ratio is 1.99% per the Summary Prospectus dated March 23, 2015. The Advisor has contractually agreed to waive a portion of its advisory fees and/or reimburse other Fund expenses so that the Fund's ratio of expenses to average daily net assets will not exceed 1.98% (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) through at least June 30, 2016. To the extent that the Advisor waives fees and/or reimburses expenses, it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived and/or reimbursed, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

The Fund imposes a 2% redemption fee on the sale of shares held less than 30 days. Performance data quoted does not reflect this redemption fee. Total returns for certain periods reflect expense limitations in effect and, in the absence of these imitations, total returns would have been lower.

The Fund has performed well in the first half of the year, again demonstrating its ability to outperform when markets are falling. The investment approach the re-modelled fund has adopted has continued to be successful, and the Fund ended the period 6.44% ahead of its benchmark.

Within the portfolio, the four sectors where we have the largest exposure all contributed positive performance, outperforming the benchmark. Financials (+11.96%), information technology (+7.62%), consumer discretionary (+17.63%) and telecommunications (+4.87%) all performed well. Only two sectors underperformed the benchmark: materials (-22.18%), where we held a single stock, and healthcare (+3.55%).

On a country basis, the vast majority of countries contributed positive performance, and those where we have the largest exposure generally did well. China (+19.69%), Taiwan (+8.22%) led, while Hong Kong (-3.73%) detracted slightly. Australia (+19.11%), Thailand (+6.59%) and Singapore (+5.46%) all outperformed the benchmark. China in particular did well as the strong performance of the Shanghai Stock Exchange Composite and Shenzhen Stock Exchange Composite indices began to filter through to the Hong Kong, where our Chinese domiciled stocks are listed. This effect, however, has begun to unwind after the end of the period, as share prices have continued to be volatile.

Looking at individual stocks, the best performers were China Lilang (+87.42%), Catcher (+60.30%), Shenzhou (+51.49%), Relo (+38.33%) and Delta Thailand (+30.44%). China Lilang, a clothing retailer targeting 25-30 year-old male Chinese consumers, posted good growth in order value from their Autumn and Winter trade fairs. Catcher, the manufacturer of metal casings for smartphones and tablet computers, gained following strong orders for iPhone 6 cases. Shenzhou International, the clothing manufacturer, also posted good results, despite challenging conditions in the textile and garment industry.

Poorer performers were Huabao (-22.18%), Luk Fook (-21.59%), LPN Development (-20.09%), Digi.com (-17.01%) and Qualcomm (-14.67%). Huabao announced that they would not pay a final dividend, and reported a weak outlook. This announcement surprised the market, and the stock sold off sharply as a result. We sold the position, subsequent to the quarter end. Luk Fook reported weak same stores sales growth over Chinese New Year, with sales in Hong Kong particularly affected. Market sentiment towards LPN was also negative, after the Chief Executive cautioned that the property sector would not grow this year.

ASIA PACIFIC DIVIDEND BUILDER FUND

2.  Portfolio Changes

In March we sold our small holding in Global Brands Group. The stock had been spun out of Li & Fung in July last year, but had not performed well. We took the decision to reinvest the proceeds back into our core Li & Fung position.

3.  Portfolio Position

The portfolio remains overweight China/Hong Kong and underweight Australia and South Korea. The fund currently has no direct exposure to Indonesia, New Zealand or the Philippines. On a sector basis, the Fund is significantly overweight consumer discretionary stocks, and is overweight information technology, healthcare, telecommunications and energy. The portfolio is underweight financials, industrials, materials, utilities and consumer staples. As before, the Fund is positioned mainly in higher dividend paying stocks.

4.  Outlook

Quantitative easing and monetary stimulus continue to dominate the outlook for global equity markets. Europe has begun its own programme of quantitative easing, just as the US and UK have finished theirs, but the impact has been somewhat muted by concerns over Greece's continued participation in the Eurozone. We continue to watch for signs that interest rates in the US will increase, and an indication of how fast rates will rise when they inevitably do. Higher rates may not necessarily harm stock market sentiment, if they result from improved in economic growth and a more favourable outlook.

We remain optimistic that the Chinese economy can continue to develop its consumer segment, as gross domestic product ("GDP") continues to grow at above 7%. There is great disparity in incomes across the country – though many of the population living inland is very poor, wages are much among those living in the coastal areas, and these regions continue to grow strongly. Many market observers are concerned about whether the Chinese authorities will be able to manage the transition in the economy from investment to consumption, but it is far from axiomatic that the result will be the feared 'hard landing'.

Elsewhere in the region, we have experienced strong performance over the past 18 months from our holdings in technology companies in Taiwan. As manufacturing links between counties around the region have deepened, the huge rise in worldwide demand for smartphones has benefited many of the suppliers to the likes of Apple and Samsung, and we expect these close links to continue to bear fruit in the coming years. Despite ongoing political uncertainty in Thailand, we think that there are good stock-specific reasons to believe that we may have favourable returns from our holdings there. Similar reasoning applies to our Australian stocks, where management in the past has demonstrated a judicious allocation of capital and we believe they will to do so in future.

Our strategy is unchanged: we continue look for quality dividend-paying companies trading on reasonable valuations, whose prospects may have been overlooked or ignored by the market, and who have the ability to grow their dividend over time.

Edmund Harriss	July 2015

The Fund invests in foreign securities, which involve political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund is non-diversified, meaning that its assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. Investments focused in a single geographic region may be exposed to greater risk and more volatility than investments diversified among various geographies. The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility.

The MSCI AC Pacific ex-Japan Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of the developed and emerging markets in the Pacific region, excluding Japan. The Standard & Poor's 500 Index is a market capitalization-weighted index composed of 500 widely held common stocks of U.S. companies. These indices are unmanaged and not available for investment and do not incur expenses.

The gross domestic product (GDP) is the total value of all goods and services produced domestically by a nation during a year.

Market Capitalization (Market Cap) is the total value of the issued shares of a publicly traded company.

ASIA PACIFIC DIVIDEND BUILDER FUND

The Shanghai Stock Exchange Composite Index is a capitalization-weighted index. The index tracks the daily price performance of all A-shares and B-shares listed on the Shanghai Stock Exchange. The index was developed on December 19, 1990 with a base value of 100.

The Shenzhen Stock Exchange Composite Index is a capitalization-weighted index. The index tracks the daily price performance of all A-shares and B-shares listed on the Shanghai Stock Exchange. The index was developed on April 3, 1991 with a base value of 100.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2015
GUINNESS ATKINSON ASIA PACIFIC DIVIDEND BUILDER FUND

# of Holdings in Portfolio:	37
Portfolio Turnover:	7.8%
% of Stocks in Top 10:	28.9%
Fund Manager:
Edmund Harriss
Top 10 Holdings (% of net assets)
Pacific Textiles Holdings Ltd.	3.2%	China Mobile Ltd.	2.8%
Relo Holdings, Inc.	3.0%	LPN Development PCL /Foreign	2.8%
Shenzhou International Group Holdings Ltd.	3.0%	Asustek Computer Inc.	2.8%
Catcher Technology Co., Ltd.	2.9%	Delta Electronics Thailand PCL /Foreign	2.8%
Hon Hai Precision Industry Co., Ltd.	2.8%	China Minsheng Banking Corp., Ltd. - H Shares	2.8%
Industry Breakdown (% of net assets)
Commercial Banks	13.5%	Retail - Jewelry	2.8%
Electronic Component-Miscellaneous	8.4%	Shipbuilding	2.8%
Semiconductor Components - Integrated Circuits	8.2%	MRI/Medical Diagnostics Imaging	2.8%
REITS - Shopping Centers	5.4%	Optical Supplies	2.8%
Textile - Products	3.2%	REITS - Diversified	2.8%
Real Estate Management/Service	3.0%	Casino Hotels	2.7%
Textile - Apparel	3.0%	Invest Management/Advisory Service	2.7%
Metal Processors & Fabricators	2.9%	Retail - Consumer Electronics	2.6%
Cellular Telecommunications	2.8%	Web Portals/ISP	2.6%
Real Estate Operations/Development	2.8%	Distribution/Wholesale	2.6%
Computers	2.8%	Apparel Manufacturers	2.6%
Tobacco	2.8%	Telecommunication Services	2.5%
Oil Company - Exploration & Production	2.8%	Chemicals - Specialty	1.9%
Oil Company - Integrated	2.8%

SCHEDULE OF INVESTMENTS
at June 30, 2015 (Unaudited)

GUINNESS ATKINSON ASIA PACIFIC DIVIDEND BUILDER FUND

Shares	COMMON STOCKS: 98.6%	Value
Australia: 10.7%
34,000	Henderson Group PLC	$139,558
18,700	iiNET Ltd.	137,354
9,140	JB Hi-Fi Ltd.	137,372
8,710	Sonic Healthcare Ltd.	143,611
		557,895
China: 32.7%
25,000	AAC Technologies Holdings Inc.	141,262
151,000	China Construction Bank Corp. - H Shares	137,918
119,000	China Lilang Ltd.	136,324
48,500	China Merchants Bank Co., Ltd. - H Shares	141,404
111,400	China Minsheng Banking Corp. Ltd. - H Shares	146,013
11,500	China Mobile Ltd.	147,245
37,000	CNOOC Ltd.	52,506
650	CNOOC Ltd. - ADR	92,248
163,000	Huabao International Holdings Ltd.	98,201
171,000	Industrial & Commercial Bank of China Ltd. - H Shares	135,890
105,000	Pacific Textiles Holdings Ltd.	167,696
32,000	Shenzhou International Group Holdings Ltd.	155,633
137,400	Yangzijiang Shipbuilding Holdings Ltd.	144,352
		1,696,692
Hong Kong: 13.5%
33,500	BOC Hong Kong Holdings Ltd.	139,591
172,000	Li & Fung Ltd.	136,463
24,000	Link REIT/The	140,565
49,000	Luk Fook Holdings International Ltd.	144,442
190,000	NagaCorp Ltd.	139,959
		701,020
Japan: 3.0%
1,600	Relo Holdings Inc.	158,189
Malaysia: 2.5%
92,300	DiGi.Com Bhd	131,123
Singapore: 5.5%
78,100	Ascendas Real Estate Investment Trust - REIT	142,648
88,000	CapitaMall Trust - REIT	140,476
		283,124
South Korea: 2.8%
1,710	KT&G Corp.	145,483

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 98.6% (Continued)	Value
Taiwan: 16.8%
15,000	Asustek Computer Inc.	$146,089
12,000	Catcher Technology Co., Ltd.	150,124
47,080	Hon Hai Precision Industry Co., Ltd.	148,010
30,000	Novatek Microelectronics Corp.	144,874
9,000	St Shine Optical Co., Ltd.	143,221
31,000	Taiwan Semiconductor Manufacturing Co., Ltd.	141,163
		873,481
Thailand: 8.4%
54,500	Delta Electronics Thailand PCL/Foreign	146,030
281,300	LPN Development PCL/Foreign	146,582
13,600	PTT PCL/Foreign	144,555
		437,167
United States: 2.7%
2,200	QUALCOMM Inc.	137,786
	Total Common Stocks (cost $4,431,293)	5,121,960
	Total Investments in Securities (cost $4,431,293): 98.6%	5,121,960
	Other Assets less Liabilities: 1.4%	74,391
	Net Assets: 100.0%	$5,196,351

ADR - American Depository Receipt

REIT - Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

CHINA & HONG KONG FUND for the period ended June 30, 2015

1.  Performance

AVERAGE ANNUALIZED TOTAL RETURNS

	6 Months (Actual)	1 Year	3 Years	5 Years	10 Years
Fund	10.49%	10.50%	8.58%	3.98%	8.56%
Benchmark Index:
Hang Seng Composite Index	13.59%	18.31%	15.05%	8.73%	10.51%
S&P 500 Index	1.23%	7.41%	17.27%	17.31%	7.88%

Fund's expense ratio is 1.53% per the Summary Prospectus dated March 23, 2015. The Advisor has contractually agreed to waive a portion of its advisory fees and/or reimburse other Fund expenses so that the Fund's ratio of expenses to average daily net assets will not exceed 1.98% (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) through at least June 30, 2016. To the extent that the Advisor waives fees and/or reimburses expenses, it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived and/or reimbursed, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

The Fund imposes a 2% redemption fee on the sale of shares held less than 30 days. Performance data quoted does not reflect this redemption fee. Total returns for certain periods reflect expense limitations in effect and, in the absence of these limitations, total returns would have been lower.

At the end of the first half of the year the Fund was up 10.49% compared to the Hang Seng Composite Index which was up 13.59%.

In the first quarter stocks were relatively subdued, before rallying strongly in April. The reasons for the rise are two-fold: First, a 1% cut in the required reserve ratio led to strong stock gains, particularly among the banks. Second, the bull market that had been occurring in stocks listed on mainland Chinese exchanges began to spill over into Hong Kong. The Hong Kong-Shanghai Stock Connect programme, which had recently opened up the stock markets in the region, saw large flows of money southbound, as investors sought to invest in the Hong Kong listed counterparts of Chinese stocks. This boost, however, was relatively short lived. The Shanghai stock exchange peaked on June 12, 2015, and the falls that followed were enough to see the Hong Kong market give up much of its recent gains in June.

Partially in response to this volatility, the People's Bank of China ("PBoC") announced a cut in interest rates and a further cut in the required reserve ratio, in an effort to stabilize the market. Further initiatives, such as restricting short selling and effectively suspending the Initial Public Offering ("IPO") market, were announced after the period end. It is unclear what the impact of these measures will be on investor confidence either in the short term or long term. The measures initially struggled to gain momentum, but more recently, the market has shown signs of stabilization. Long term, they may cause investors to question the efficiency of the Chinese stock market, and the degree to which it is susceptible to government intervention. However, if the authorities face any pressure from investors to increase reform efforts, the ultimate effect may be that the process of capital account liberalization is accelerated.

Economic data in China, in contrast to the volatile swings in the stock market, paints a reasonably positive picture. Industrial activity has begun to pick up from a weaker first quarter, and retail sales growth has held stable. The NBS Manufacturing Purchasing Manager Index ("PMI") also indicated growth – the June reading of 50.2 was the fourth month in a row that the index was above 50. Money supply growth (as measured by M2) had slowed earlier in the year, but recovered in May to 11% Total social financing growth was at a similar level, at 12%.

The government is dealing with the large debt burden left behind by significant investment in infrastructure projects at an impressive rate, but it will take time. The recent announcement that local governments will be able to raise money directly through issuing municipal bonds should help to ease part of this burden. Approximately Renminbi ("RMB") 2.9tn / U.S. Dollars (USD) 466bn of local government debt is due to mature this year. Having the ability to raise finance through municipal bonds will allow

CHINA & HONG KONG FUND

local governments to refinance this debt with longer maturities and lower coupons – this being just one example of the ongoing reforms in the financial system.

2.  Activity

Earlier in the year, we sold our position in HSBC and diversified our China financials exposure by taking some money out of Chinese banks and reinvesting into Property & Casualty and the People's Insurance Group ("PICC"), a life insurance company. We made further changes in the second quarter, lowering our exposure to technology by reducing positions in Lenovo, Tencent and Netease, and added to our insurance exposure, reinvesting the proceeds in China Life Insurance and Ping An Insurance, a life and property and casualty insurer. We adjusted our stock specific exposure to Chinese banks by reducing out holding in Bank of China Hong Kong, and initiating a new position in Chongqing Rural Commercial Bank. Last we reduced our holdings in Cathay Pacific and Soho China, and initiated new positions in Great Wall Motor, Tongda Group (a manufacturer of casings for consumer electronics) and China Overseas Land.

3.  Outlook

Longer term, the outlook for China is relatively unchanged by recent events. We will see next week gross domestic product ("GDP") figures for the second quarter; it will be some time before the full impact of the stock market volatility is clear. Further rate cuts, and a reduction of the required reserve ratio, may take place over the coming weeks, particularly if volatility continues. Aside from calming the market, they may well also help to stimulate growth, as the government seeks to continue its process of rebalancing the economy away from investment and towards consumption.

Following the recent sell-off in Hong Kong, equities are again trading at depressed levels. If investor fears about the possibility of a 'hard landing' in China can be assuaged, there is considerable scope for these equities to re-rate.

The Chinese authorities have demonstrated a willingness and an ability to carry out swift economic and financial reform, as the opening up of municipal bond markets to local governments shows. Further reforms are needed, but we are confident that these will be introduced in a manner which does not threaten economic growth overall. We expect policy makers to be cautious when deciding up reforms, but once policy has been determined, we think it will be implemented at a rapid rate.

Edmund Harriss	July 2015

The Fund invests in foreign securities, which involve political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund is non-diversified, meaning that its assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. Investments focused in a single geographic region may be exposed to greater risk and more volatility than investments diversified among various geographies. The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility.

The Hang Seng Composite Index is a market capitalization-weighted index that covers about 95% of the total market capitalization of companies listed on the Main Board of the Hong Kong Stock Exchange. The base value of the index is 2000 beginning on January 3 2000.

The Standard & Poor's 500 Index is a market capitalization-weighted index composed of 500 widely held common stocks of U.S. companies. These indices are unmanaged and not available for investment, and do not incur expenses.

The Shanghai Stock Exchange Composite Index is a capitalization-weighted index. The index tracks the daily price performance of all A-shares and B-shares listed on the Shanghai Stock Exchange. The index was developed on December 19, 1990 with a base value of 100.

Initial public offering (IPO) is the first sale of stock by a company to the public.

Purchasing Managers Index (PMI) is an indicator of the economic health of the manufacturing sector. The PMI index is based on five major indicators: new orders, inventory levels, production, supplier deliveries and the employment environment.

CHINA & HONG KONG FUND

M2 is a measure of money supply that includes cash and checking deposits as well as savings deposits, money market mutual funds and other time deposits, which are less liquid and not as suitable as exchange mediums but can be quickly converted into cash or checking deposits.

The gross domestic product (GDP) is the total value of all goods and services produced domestically by a nation during a year.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2015
GUINNESS ATKINSON CHINA & HONG KONG FUND

# of Holdings in Portfolio:	41
Portfolio Turnover:	20.0%
% of Stocks in Top 10:	38.4%
Fund Manager:
Edmund Harriss
Top 10 Holdings (% of net assets)
NetEase Inc. - ADR	5.7%	Industrial & Commercial Bank of China Ltd. - H Shares	3.5%
Tencent Holdings Ltd.	4.6%	China Construction Bank Corp., - H Shares	3.4%
Lenovo Group Ltd.	4.1%	PetroChina Co., Ltd. - H Shares	3.2%
db X-Trackers CSI300 Index ETF	4.1%	Geely Automobile Holdings Ltd.	3.2%
AAC Technologies Holdings Inc.	3.7%	Sohu.com Inc.	2.9%
Industry Breakdown (% of net assets)
Commercial Banks	15.4%	Life/Health Insurance	2.3%
Auto-Cars/Light Trucks	7.1%	Retail - Automobile	2.3%
Entertainment Software	5.7%	Airlines	2.2%
Property/Casualty Insurance	5.5%	Building Products - Air&Heating	2.2%
Internet Application Software	4.6%	Commercial Banks Non-US	2.1%
Computers	4.1%	Auto/Truck Parts & Equipment	2.1%
Exchange Traded Funds	4.1%	Telecommunication Equipment	2.1%
Casino Hotels	3.9%	Oil Company - Exploration & Production	2.0%
Electronic Component-Miscellaneous	3.7%	Electronic Components - Miscellaneous	1.9%
Real Estate Operations/Development	3.5%	Gas - Distribution	1.8%
Oil Company - Integrated	3.2%	Coal	1.8%
Web Portals/ISP	2.9%	Shipbuilding	1.7%
Building & Construction Products	2.7%	Distribution/Wholesale	1.4%
Cellular Telecommunications	2.7%	E-Commerce	1.2%
Multi-line Insurance	2.4%	Machinery	0.8%
Public Thoroughfares	2.4%

SCHEDULE OF INVESTMENTS
at June 30, 2015 (Unaudited)

GUINNESS ATKINSON CHINA & HONG KONG FUND

Shares	COMMON STOCKS: 101.8%	Value
Airlines: 2.2%
792,000	Cathay Pacific Airways Ltd.	$1,947,420
Auto/Truck Parts & Equipment: 2.1%
543,120	Weichai Power Co., Ltd. - H Shares	1,811,206
Auto – Cars/Light Trucks: 7.1%
1,416,000	Dongfeng Motor Group Co., Ltd. - H Shares	1,899,801
5,195,000	Geely Automobile Holdings Ltd.	2,774,581
300,500	Great Wall Motor Co., Ltd. - H Shares^	1,473,125
		6,147,507
Building Products: 4.9%
545,000	Anhui Conch Cement Co., Ltd. - H Shares	1,912,392
2,885,000	China Lesso Group Holdings Ltd.	2,348,479
		4,260,871
Casino Hotels: 3.9%
498,000	Galaxy Entertainment Group Ltd.	1,985,177
1,862,000	NagaCorp. Ltd.	1,371,599
		3,356,776
Cellular Telecommunications: 2.7%
181,500	China Mobile Ltd.	2,323,906
Coal: 1.8%
689,000	China Shenhua Energy Co Ltd. - H Shares	1,571,495
Commercial Banks: 17.5%
538,500	BOC Hong Kong Holdings Ltd.	2,243,880
3,217,670	China Construction Bank Corp. - H Shares	2,938,909
854,000	China Merchants Bank Co., Ltd. - H Shares	2,489,876
1,609,000	China Minsheng Banking Corp., Ltd.	2,108,925
2,327,000	Chongqing Rural Commerical Bank Co., Ltd. - H Shares	1,864,230
87,681	Dah Sing Financial Holdings Ltd.	575,185
3,889,330	Industrial & Commercial Bank of China Ltd. - H Shares	3,090,772
		15,311,777
Computers: 5.4%
86,500	ChinaCache International Holdings Ltd. - ADR*	1,082,980
2,601,000	Lenovo Group Ltd.	3,603,762
		4,686,742
Distribution/Wholesale: 1.4%
1,496,000	Li & Fung Ltd.	1,186,911
Electronic Component – Miscellaneous: 5.5%
565,000	AAC Technologies Holdings Inc.	3,192,523
8,620,000	Tongda Group Holdings Ltd.	1,668,053
		4,860,576

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 101.8% (Continued)	Value
Exchange Traded Funds (ETFs): 4.1%
2,910,200	db x-trackers CSI300 INDEX ETF	$3,532,840
Gas – Distribution: 1.8%
211,000	Beijing Enterprises Holdings Ltd.	1,588,308
Insurance: 10.2%
460,000	China Life Insurance Co., Ltd. - H Shares	2,002,825
3,844,000	People's Insurance Company Group of China Ltd. - H Shares	2,459,668
1,024,000	PICC Property & Casualty Co., Ltd. - H Shares	2,332,932
156,000	Ping An Insurance Group Company of China Ltd. - H Shares	2,107,088
		8,902,513
Internet Application Software: 4.6%
199,900	Tencent Holdings Ltd.	3,989,464
Internet Content – Entertainment: 5.7%
34,475	NetEase Inc. - ADR	4,994,221
Machinery – General Industries: 0.8%
2,430,000	Chen Hsong Holdings	721,017
Oil Company – Integrated: 3.2%
2,490,000	PetroChina Co., Ltd. - H Shares	2,778,606
Oil Company – Exploration & Production: 2.0%
1,222,000	CNOOC Ltd.	1,734,105
Public Thoroughfares: 2.4%
2,610,000	Shenzhen Expressway Co., Ltd. - H Shares	2,080,848
Real Estate Operations/Development: 3.5%
614,000	China Overseas Land & Investments Ltd.	2,166,393
1,381,000	Soho China Ltd.	899,697
		3,066,090
Retail – Automobile: 2.3%
3,100,000	Baoxin Auto Group Ltd.	1,971,606
Shipbuilding: 1.7%
1,396,000	Yangzijiang Shipbuilding Holdings Ltd.	1,466,637
Telecommunication Equipment: 2.1%
135,900	VTech Holdings Ltd.	1,804,040
Web Portals/ISP: 2.9%
43,350	Sohu.com Inc.*	2,561,551
	Total Common Stocks (cost $71,261,629)	88,657,033
	Total Investments in Securities (cost $71,261,629): 101.8%	88,657,033
	Liabilities in Excess of Other Assets: (1.8%)	(1,599,977)
	Net Assets: 100.0%	$87,057,056

* Non-income producing security.

^ Fair value under direction of the Board of Trustees. Fair valued securities represent 0.0% of net assets.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIVIDEND BUILDER FUND for the period ended June 30, 2015

1.  Performance

AVERAGE ANNUALIZED TOTAL RETURN

	6 Months (Actual)	1 Year	3 Years	Since Inception March 30, 2012
Fund	-0.01%	-2.71%	13.48%	11.63%
Benchmark Index:
MSCI World Index	2.98%	2.06%	14.98%	12.04%

The Fund's gross expense ratio is 2.96% and net expense ratio is 0.68% per the Summary Prospectus dated March 23, 2015. The Advisor has contractually agreed to waive a portion of its advisory fees and/or reimburse other Fund expenses so that the Fund's ratio of expenses to average daily net assets will not exceed 0.68% (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) through at least June 30, 2016. To the extent that the Advisor waives fees and/or reimburses expenses, it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived and/or reimbursed, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

Over the period (December 31, 2014 to June 30, 2015) the Fund was down 0.01%, versus the MSCI World Index which was up 2.98%. The Fund therefore underperformed the Index by 2.99% over the first half of 2015.

The year started positively with global markets advancing through the first quarter amid rising merger and acquisition activity, continued central bank quantitative easing measures, and tentative signs of improving economic activity generally. North America was modestly positive as gross domestic product ("GDP") growth was maintained at the 2.2% level and job markets continued to improve. Europe posted exceptionally strong performance with many local indices up in the double digits following aggressive new stimulus package announcements. Japan and China dominated the Asia Pacific region. Japanese equity markets were buoyed by the potential for improved capital allocation and 'shareholder friendly' polices to take root in the corporate culture and Chinese interest rate cuts further boosted the monetary easing seen in that region. In the first quarter of 2015 the Fund was up 0.12%, versus the MSCI World Index up 2.49%.

In the second quarter global equity markets produced somewhat divergent results. In North America markets were largely flat over the period as investors focused on the implications of future rate rises. This was most notably pronounced in the relatively poor performance of interest-sensitive sectors such as utilities over the period. In Europe the re-opening of the Greek debt crisis tempered the strong rally seen in equity markets through the beginning of the year as investors once again had to contend with heightened political uncertainties. Emerging markets reacted positively to the assumption that any interest rate rises in the US, if they did come sooner than expected, would rise only very gradually thus preventing any dramatic slides in local currency markets. In the second quarter of 2015 the Fund was down 0.13%, versus the MSCI World Index up 0.47%.

2. Activity

In the first half of the year we made no changes to the companies held in the portfolio, although the Fund was rebalanced within the period.

3. Portfolio Position

PERS at 6/30/2015	2013	2014	2015e	2016e
Fund	13.8	14.8	15.8	14.1
MSCI Word Index	19.3	17.8	17.4	15.6
Fund premium/(discount)	-28.7%	-16.9%	-9.7%	-9.4%

DIVIDEND BUILDER FUND

The portfolio on the June 30, by our calculations, had a PER of 15.8X (2015) versus the MSCI World Index at 17.4X (2015). This means the Fund traded on a significant discount (of just under 10%) compared to the broad market.

The table below shows the sector allocation of the Fund at the end of the period. The largest weighting is to the consumer staples sector at 17.1%. We have been steadily reducing our exposure to the consumer staples sector over the last 2 years and the weighting of 17.1% to this sector is down from a maximum of approximately 30%. The Fund currently has no exposure to materials or utilities.

Sector allocation at 6/30/15
Consumer Discretionary	7.9%
Consumer Staples	17.1%
Energy	10.6%
Financials	16.9%
Health Care	14.3%
Industrials	16.9%
Information Technology	5.8%
Materials	0.0%
Telecommunication Services	5.4%
Utilities	0.0%
Cash	5.1%
100.0%

4. Dividend

The Fund paid a dividend of $0.12 per share for the quarter ended March 31, 2015 and $0.12 per share for the quarter ended June 30, 2015.

5. Outlook

The broad market had a reasonable start to the year and the Fund participated alongside, albeit modestly. This was reasonably pleasing, however, as many of the higher dividend yield equities significantly underperformed. This was most pronounced in sectors such as utilities and REITs which were giving up some of the gains they had made over the previous twelve months, and also reacting to the potential for increased interest rates in the future. We focus more on dividend growth than just high dividend yield and this helped the Fund's relative performance as companies able to grow their distributions over time have been less affected by future rate rises than those companies with high but static distributions. We think this broad trend will be one that continues as central banks across the globe begin to normalize monetary policy over the coming years and as such our style should be well placed to seek to take advantage of this. The second quarter of 2015 was dominated by political and policy-led initiatives that helped drive markets and investor sentiment. The market gave up almost all of its gains for the year and the fund was not immune to the broad-based sell off.

The start of 2015 also marked the first time in several years that there has been a significant and sustained divergence in the performance of 'growth' and 'value' companies – investors have driven up the prices of companies they believe offer the highest growth in their earnings since the start of the year. We have always run the Fund with a strong value discipline as we are firm believers that this approach offers the best prospect of outperformance over the longer time, without the need to take undue risk to achieve than aim. It can mean the fund will underperform over shorter periods when investors seeking high growth place less emphasis on the prices they are willing to pay for that growth.

What this does mean, however, is that the types of company the Fund invests in have become cheaper (relative to the market at least) and this is currently reflected in the valuation of the portfolio as a whole. The Fund's PE ratio now trades at a greater discount to the broad market than it did at the start of the year. This is a metric we watch closely and one that we believe highlights that there are still good value opportunities in well capitalised businesses that have long histories of above average returns on

DIVIDEND BUILDER FUND

capital. We would argue that in today's world this type of approach of focusing on value, business quality, and dividends, with investments diversified across the globe remains a sensible way to invest in equities.

Matthew Page	Ian Mortimer	July 2015

The Fund invests in foreign securities, which involve political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund invests in small- or mid-cap companies, which involve additional risks such as limited liquidity and greater volatility.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

PER or P/E – Price to Earnings ratio is calculated by dividing current price of the stock by the company's trailing months' earnings per share.

Diversification does not assure a profit nor protect against loss in a declining market.

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2015
GUINNESS ATKINSON DIVIDEND BUILDER FUND

# of Holdings in Portfolio:	34
Portfolio Turnover:	0.5%
% of Investments in Top 10:	29.3%
Fund Managers:
Dr. Ian Mortimer
Matthew Page
Top 10 Holdings (% of net assets)
General Dynamics Corp.	3.0%	AbbVie Inc.	2.9%
Microsoft Corp.	3.0%	Procter & Gamble Co.	2.9%
Deutsche Boerse AG	3.0%	Arthur J Gallagher & Co.	2.9%
Imperial Tobacco Group PLC	2.9%	Aflac Inc.	2.9%
Sonic Healthcare Ltd.	2.9%	H&R Block Inc.	2.9%
Industry Breakdown (% of net assets)
Pharmaceuticals	8.5%	Finance - Investment Banker/Broker	2.9%
Aerospace/Defense	8.4%	Diversified Manufactured Operations	2.9%
Oil Company - Integrated	7.9%	Toys	2.9%
Insurance Brokers	5.6%	Beverages-Non-alcoholic	2.9%
Food-Miscellaneous/Diversified	5.5%	Soap & Cleaning Prepar	2.9%
Cellular Telecommunications	5.4%	Medical - Generic Drugs	2.8%
Applications Software	3.0%	Networking Products	2.8%
Finance - Other Services	3.0%	Electronics - Military	2.8%
Tobacco	3.0%	Power Conversion/Supply Equipment	2.8%
MRI/Medical Diagnostics Imaging	2.9%	Oil Company - Exploration & Production	2.7%
Cosmetics & Toiletries	2.9%	Invest Management/Advisory Service	2.5%
Life/Health Insurance	2.9%	Distribution/Wholesale	2.1%
Commercial Service Finance	2.9%

SCHEDULE OF INVESTMENTS
at June 30, 2015 (Unaudited)

GUINNESS ATKINSON DIVIDEND BUILDER FUND

Shares	COMMON STOCKS: 94.9%	Value
Australia: 3.0%
19,550	Sonic Healthcare Ltd.	$322,341
China: 2.7%
2,100	CNOOC Ltd. - ADR	298,032
France: 8.0%
4,510	Danone SA	291,572
4,390	Schneider Electric SA	303,098
5,830	Total SA	283,187
		877,857
Germany: 3.0%
3,920	Deutsche Boerse AG	324,488
Hong Kong: 4.7%
4,340	China Mobile Ltd. - ADR	278,151
294,000	Li & Fung Ltd.	233,257
		511,408
Israel: 2.8%
5,250	Teva Pharmaceutical Industries Ltd. - ADR	310,275
Italy: 2.7%
16,670	ENI SpA	295,866
Netherlands: 2.6%
10,030	Royal Dutch Shell PLC - Class A	283,686
South Africa: 2.8%
27,010	Vodacom Group Ltd.	307,931
United Kingdom: 22.1%
42,630	Aberdeen Asset Management PLC	270,609
41,880	BAE Systems PLC	296,907
38,186	ICAP PLC	317,699
6,690	Imperial Tobacco Group PLC	322,393
40,400	Meggitt PLC	296,064
3,640	Reckitt Benckiser Group PLC	313,878
7,120	Unilever PLC	305,413
6,250	Willis Group Holdings PLC	293,125
		2,416,088

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 94.9% (Continued)	Value
United States: 40.5%
4,790	AbbVie Inc.	$321,840
5,120	Aflac Inc.	318,464
6,750	Arthur J Gallagher & Co.	319,275
11,290	Cisco Systems Inc.	310,023
8,060	Coca-Cola Co/The	316,194
2,310	General Dynamics Corp.	327,304
10,720	H&R Block Inc.	317,848
3,460	Illinois Tool Works Inc.	317,593
3,070	Johnson & Johnson	299,202
2,720	L-3 Communications Holdings Inc.	308,394
12,360	Mattel Inc.	317,528
5,450	Merck & Co., Inc.	310,268
7,380	Microsoft Corp.	325,827
4,100	Procter & Gamble Co/The	320,784
		4,430,544
	Total Common Stocks (cost $10,222,933)	10,378,516
	Total Investments in Securities (cost $10,222,933): 94.9%	10,378,516
	Other Assets less Liabilities: 5.1%	556,843
	Net Assets: 100.0%	$10,935,359

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

GLOBAL ENERGY FUND for the period ended June 30, 2015

1.  Performance

AVERAGE ANNUALIZED TOTAL RETURNS

	6 Months (Actual)	1 Year	3 Years	5 Years	10 Years
Fund	-3.58%	-35.53%	1.97%	3.19%	4.79%
Benchmark Index:
MSCI World Energy Index	-4.63%	-25.67%	2.57%	7.19%	4.78%
S&P 500 Index	1.23%	7.41%	17.27%	17.31%	7.88%

The Fund's expense ratio is 1.30% per the Summary Prospectus dated March 23, 2015. The Advisor has contractually agreed to waive a portion of its advisory fees and/or reimburse other Fund expenses so that the Fund's ratio of expenses to average daily net assets will not exceed 1.45% (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) through at least June 30, 2016. To the extent that the Advisor waives fees and/or reimburses expenses, it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived and/or reimbursed, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

The Global Energy Fund in the first six months of 2015 produced a total return of -3.58%. This compares to the price return of the MSCI World Energy Index of -4.63%, an outperformance of 1.05%. The fund was behind the broad US market which was up over the period, as exemplified by the S&P 500 Index's total return of 1.23%.

2.  Activity

In February, we sold our position in Ultra Petroleum and switched into Southwestern. Southwestern is a 100% natural gas oriented exploration and production company with assets onshore United States. The company was one of the first to develop onshore shale gas (developing the Fayetteville field) and it has since expanded operations into the Marcellus field, delivering consistent production and high quality operations. We believe that low natural gas prices at the time of purchase (front month natural gas prices at $2.80/mcf and the 12 month strip at $3.2/mcf) together with a weak equity valuation for Southwestern (post the acquisition of Marcellus gas assets from Chesapeake) provided a good entry point for Southwestern shares.

We sold our position in Ultra Petroleum to fund the purchase of Southwestern, partly increasing our exposure to natural gas Exploration and Production ("E&Ps") in the portfolio in the process. We were increasingly concerned by the financial leverage of Ultra Petroleum post its recent acquisition of assets from RD/Shell and felt that Southwestern offered similar natural gas price exposure with less balance sheet risk.

3.  Portfolio Position

The Fund at June 30, 2015 was on an average price to earnings ratio (P/E) versus the S&P 500 Index at 1,960 as set out in the table. (Based on S&P 500 'operating' earnings per share estimates of $56.9 for 2009, $83.8 for 2010, $96.4 for 2011, $96.8 for 2012, $107.3 for 2013, $113.0 for 2014 and $115.5 for 2015). This is shown in the following table:

	2009		2010		2011		2012		2013		2014		2015
Fund P/E	13.3		8.5		8.7		9.2		9.4		10.1		19.2
S&P 500 P/E	36.3		24.6		21.4		21.3		19.2		18.3		17.9
Premium (+) / Discount (-)	-63%		-65%		-59%		-57%		-51%		-45%		7%
Average oi price (WTI $)	$61.9/	bbl	$79.5/	bbl	$95/	bbl	$94/	bbl	$98/	bbl	$100/	bbl	—

Source: Standard and Poor's; Guinness Atkinson Asset Management

GLOBAL ENERGY FUND

Among the better performers over this period were those stocks exposed to strong refining margins, which showed up in the returns of US independent refiner, Valero (+28.3%), and European integrateds, including OMV (+7.9%), BP (+6.6%) and ENI (+4.1%). Our emerging market integrated exposure also fared reasonably well, with Gazprom (+10.8%) and Petrochina (+2.0%) enjoying the general improvement in sentiment towards emerging markets this year.

There was a wide dispersion in the returns of E&P companies, with those companies most resilient to the fall in the oil price performing better. In this group, US E&Ps Newfield (+33.2%) and Carrizo (+18.4%) both reported improving well results, whilst outside the US, Dragon Oil (+38.8%) benefitted from the announced takeover by its majority shareholder, ENOC. Generally, however, the fall in forward oil prices weighed on the E&P sector, with higher cost and more highly financially leveraged companies suffering the most, including Stone Energy (-25.4%) and Chesapeake (-42.3%).

Service company exposure in the portfolio was, overall, a drag on performance, with large diversified names such as Halliburton (+10.4%) more than offset by offshore biased operations, such as Shawcor (-19.0%) and Helix (-41.8%).

Beyond oil & gas, we saw positive returns from our position in the solar sector, with Trina Solar (+25.7%) and JA Solar (+4.5%) both contributing to the significant expansion in solar installations expected globally this year.

At first blush, the fact that energy equities have lagged the broad market this might be considered an unusual outcome since spot oil prices have risen since the start of the year, with Brent (the international oil price) up from around $56/bbl to $61/bbl and WTI (the US oil price) up from around $53/bbl to $59/bbl. This follows the very sharp fall we saw over the second half of 2014, with prices declining from over $100/bbl. However, the answer appears to lie with longer-term expectations for oil prices, which have fallen this year. The four year forward price for Brent, as an example, is down from around $77/bbl to $73/bbl, whilst four year forward WTI is down a similar amount, from $69/bbl to $66/bbl.

So, what have we learnt about the oil market over the last 6 months? In essence, the market has remained oversupplied, with a strong price-led rise in global demand more than offset by supply growth (albeit slowing) from the US and a significant pick up in production across Organization of the Petroleum Exporting Countries ("OPEC"). OPEC was producing 30.6m b/day in December 2014, which has risen by 1.5m b/day to around 32.1m b/day in June 2015, with Saudi production up by 0.9m b/day and Iraq up by 0.7m b/day. Overall, the oil market was oversupplied by around 0.5m b/day, with almost all of the oversupply showing up in US inventories rather than Europe or Asia.

Natural gas prices were weak across the board. The US natural gas price declined by around 7% from $2.99 at the start of the year to $2.77 by June 30, as strong shale gas production overshadowed the boost to demand provided by utilities switching from coal to gas as a result of the lower price. European and Asian gas prices, with a lagged link to oil prices, fell to around $7 and $9 respectively, as the sharp fall in oil prices in the second half of 2014 fed through the gas pricing system.

In terms of sector and company activity, the general theme of 2015 so far has been one of adjustment to lower prices. In the US, shale oil oriented E&P companies have been working furiously to maximise production from significantly reduced Capital expenditures ("CAPEX") budgets. Improving efficiencies have stemmed from 'high grading' drilling activity to the core of each shale play, drilling wells quicker so each well is cheaper, and exploiting excess service capacity to drive drilling and completion costs lower.

The capital markets have generally been accommodating to the E&P sector, via equity and debt fund raising. US E&Ps raised $16.6bn from bond issues in the first five months of 2015, compared with $13.1bn in the equivalent period of 2014, whilst around 30 companies have raised new equity finance. As a result, the number of E&P companies facing immediate financial distress remains fairly low.

Globally, the large integrated oil and gas companies have also been adjusting to lower spending budgets, although their declining upstream cashflows have been cushioned by improved downstream cashflows; driven by buoyant refining margins. For most companies in this sector, the shift in focus from volume growth to profitability had already started even before the fall in the oil price, and has been intensified. With the exception of ENI, who chose to cut their dividend in March, the large integrateds have so far chosen to prioritise a stable dividend, a move helped by the relative healthiness of most balance sheets in the sector.

GLOBAL ENERGY FUND

The sector and geographic weightings of the portfolio at June 30, 2015 and December 31, 2014 were as follows:

Sector breakdown	6/30/15	12/31/14
Integrated Oil & Gas	37.3	41.1
Oil & Gas Exploration & Production	37.6	34.5
Oil & Gas Drilling	2.8	3.1
Oil & Gas Equipment & Services	12.6	13.1
Coal & Consumable Fuels	0.0	0.0
Oil & Gas Refining & Marketing	4.5	3.5
Construction & Engineering	0.0	0.0
Solar	4.1	3.5
Cash	1.1	1.2
TOTAL	100.0	100.0
Geographic breakdown	6/30/15	12/31/14
US	51.4	51.1
Canada	10.4	11.7
UK	13.0	12.0
Latin America, Hong Kong & Russia	7.1	6.6
Europe	16.9	16.9
Australia	0.3	0.5
Cash	0.9	1.2
TOTAL	100.0	100.0

4.  Market Background & Outlook

As we look forward to the second half of 2015, we expect an improvement in the balance of the oil market which today remains oversupplied. On the positive side; US oil production growth should slow from the current rate of 1.0m b/d to around half that rate by the end of the year (as a result of the 60% fall in rig count and reduced producer cash flows) while strong global oil demand growth should contribute. The biggest wildcards are a possible recovery supply from Iran (c.0.5m b/day) in the second half of 2015 and the potential for other OPEC production gains, both of which would slow the rebalancing process.

Ultimately, we do not believe that the US oil industry can provide enough new oil every year at $60/bl Brent to match global oil demand growth; we expect this equation is much more likely to be balanced at $70-80/bl Brent. From there, oil prices should inflate as the higher quality shale plays become exhausted and other non-OPEC growth falters as a result of the sharp reduction in project sanctions.

Below $2.50 should herald coal to gas switching and above $4.00 should see switching back to coal again. The start of US Liquefied natural gas ("LNG") exports at the end of 2015 and further new start-ups in 2016 will be positive for natural gas prices. Against this backdrop, there is little positive outlook for coal and while weaker global gas prices (and lower government subsidies) will temper demand for alternative energy, we do expect demand growth rates here to remain very strong.

We believe that sensitivity analysis is the best form of assessing sector valuation at times like this. We estimate that energy equities are pricing in an oil price (into perpetuity) of around $60/bl Brent, although we note that there are many assumptions regarding operating costs, capital costs and efficiency gains inherent in this calculation. If we are correct about higher prices thereafter, then we believe the sector offers a very attractive long term potential.

GLOBAL ENERGY FUND

Overall, the Fund continues to seek to be well placed to benefit from the oil and gas price environment described above.

Tim Guinness	July 2015

Will Riley Fund investment team	Jonathan Waghorn

The Fund invests in foreign securities, which involve political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund is non-diversified, meaning that its assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The Fund's focus on the energy sector to the exclusion of other sectors exposes the Fund to greater market risk and potential monetary losses than if the Fund's assets were diversified among various sectors.

The MSCI World Energy Index is an unmanaged index composed of more than 1,400 stocks listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East. The Standard & Poor's 500 Index is a market capitalization-weighted index composed of 500 widely held common stocks of U.S. companies. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. These indices are unmanaged and not available for investment, and do not incur expenses.

Price to earnings (P/E) ratio (PER) reflects the multiple of earnings at which a stock sells and is calculated by dividing current price of the stock by the company's trailing 12 months' earnings per share.

Capital Expenditure (CAPEX) are funds used by a company to acquire or upgrade physical assets such as property, industrial buildings or equipment.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2015
GUINNESS ATKINSON GLOBAL ENERGY FUND

# of Holdings in Portfolio:	42
Portfolio Turnover:	2.7%
% of Stocks in Top 10:	36.8%
Fund Managers:
Timothy W. N. Guinness
Will Riley
Jonathan Waghorn
Top 10 Holdings (% of net assets)
Valero Energy, Corp.	4.5%	Occidental Petroleum Corp.	3.6%
John Wood Group PLC	3.8%	Halliburton Co.	3.5%
OMV AG	3.7%	PetroChina Co., Ltd. - H Shares	3.5%
Devon Energy Corp.	3.6%	Newfield Exploration Co.	3.5%
BP PLC	3.6%	Statoil ASA	3.5%
Industry Breakdown (% of net assets)
Oil & Gas Company - Exploration & Production	40.4%	Energy - Alternate Sources	4.1%
Oil & Gas Company - Integrated	37.2%	Oil & Gas - Drilling	0.4%
Oil & Gas - Field Services	12.5%	Machinery – General Industries	0.2%
Oil Refining & Marketing	4.5%

SCHEDULE OF INVESTMENTS
at June 30, 2015 (Unaudited)

GUINNESS ATKINSON GLOBAL ENERGY FUND

Shares	COMMON STOCKS: 99.3%	Value
Energy – Alternate Sources: 4.1%
132,620	JA Solar Holdings Co., Ltd. - ADR*	$1,133,901
121,300	Trina Solar Ltd. - ADR*	1,411,932
		2,545,833
Machinery – General Industries: 0.2%
182,956	Shandong Molong Petroleum Machinery Co., Ltd. - H Shares	106,211
Oil & Gas – Drilling: 0.4%
4,183,812	Cluff Natural Resources PLC*	238,301
Oil & Gas – Exploration & Production: 40.4%
35,309	Apache Corp.	2,034,858
322,100	Bankers Petroleum Ltd.*	799,448
66,100	Canadian Natural Resources Ltd.	1,794,067
30,070	Carrizo Oil & Gas Inc.*	1,480,647
139,400	Chesapeake Energy Corp.	1,557,098
37,600	Devon Energy Corp.	2,236,824
132,890	Dragon Oil PLC	1,515,913
988,710	EnQuest PLC*	664,126
575,230	JKX Oil & Gas PLC*	248,553
59,486	Newfield Exploration Co.*	2,148,634
46,770	Noble Energy Inc.	1,996,144
28,200	Occidental Petroleum Corp.	2,193,114
46,199	Ophir Energy PLC*	82,172
37,200	QEP Resources Inc.	688,572
1,890,000	Sino Gas & Energy Holdings Ltd.*	182,279
249,550	SOCO International PLC	690,105
82,000	Southwestern Energy Co.*	1,863,860
64,800	Stone Energy Corp.*	815,832
25,000	Triangle Petroleum Corp.*	125,500
119,408	Trinity Exploration & Production PLC*	23,922
63,397	Unit Corp.*	1,719,327
254,740	WesternZagros Resources Ltd.*	46,910
		24,907,905
Oil & Gas – Field Services: 12.5%
50,800	Halliburton Co.	2,187,956
103,880	Helix Energy Solutions Group, Inc.*	1,312,004
232,210	John Wood Group PLC	2,351,522
63,200	ShawCor Ltd. DL	1,851,472
		7,702,954

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 99.3% (Continued)	Value
Oil & Gas – Integrated: 37.2%
337,180	BP PLC	$2,225,930
118,750	ENI SpA	2,107,625
24,400	Exxon Mobil Corp.	2,030,080
406,460	Gazprom OAO - ADR	2,093,269
30,143	Hess Corp.	2,015,964
82,898	OMV AG	2,280,898
1,949,000	PetroChina Co., Ltd. - H Shares	2,174,900
67,430	Royal Dutch Shell PLC - Class A	1,907,174
119,730	Statoil ASA	2,139,440
69,976	Suncor Energy, Inc.	1,927,281
40,860	Total SA	1,984,736
		22,887,297
Oil Refining & Marketing: 4.5%
44,799	Valero Energy, Corp.	2,804,417
	Total Common Stocks (cost $74,334,842): 99.3%	61,192,918
	Total Investments in Securities (cost $74,334,842): 99.3%	61,192,918
	Other Assets less Liabilities: 0.7%	461,818
	Net Assets: 100.0%	$61,654,736

* Non-income producing security.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

GLOBAL INNOVATORS FUND for the period ended June 30, 2015

1.  Performance

AVERAGE ANNUALIZED TOTAL RETURNS

	6 Months (Actual)	1 Year	3 Years	5 Years	10 Years
Fund	-0.24%	1.73%	21.12%	18.99%	10.76%
Benchmark Index:
MSCI World Index	2.98%	2.06%	14.98%	13.82%	7.09%
S&P 500 Index	1.23%	7.41%	17.27%	17.31%	7.88%
NASDAQ Composite Index	5.99%	14.59%	20.98%	20.29%	10.48%

The Fund's expense ratio is 1.26% per the Summary Prospectus dated March 23, 2015. The Advisor has contractually agreed to waive a portion of its advisory fees and/or reimburse other Fund expenses so that the Fund's ratio of expenses to average daily net assets will not exceed 1.55% (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) through at least June 30, 2016. To the extent that the Advisor waives fees and/or reimburses expenses, it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived and/or reimbursed, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

The Global Innovators Fund in the first six months of 2015 produced a return of -0.24%. The Fund underperformed the MSCI World Index by 3.22%; the Fund underperformed the S&P500 Index by 1.47%; and the Fund underperformed the NASDAQ Index by 6.23% over the period.

The best performing companies in the Fund over the first six months of the year were from four different sectors; Tegna +27.0% (consumer discretionary), Gilead Sciences +24.7% (health care), PTC +11.9% (information technology), Roper Technologies +10.6% (industrials), and Boeing +8.1% (industrials). The worst performing companies were more concentrated, with four out of the five coming from the information technology sector; Xerox -22.3% (information technology), Applied Materials -22.2% (information technology), Intel -15.0% (information technology), Qualcomm -14.7% (information technology), and Li&Fung -11.8% (consumer discretionary).

The year started positively with global markets advancing through the first quarter amid rising merger and acquisition activity, continued central bank quantitative easing measures, and tentative signs of improving economic activity generally. North America was modestly positive as gross domestic product ("GDP") growth was maintained at the 2.2% level and job markets continued to improve. Europe posted exceptionally strong performance with many local indices up in the double digits following aggressive new stimulus package announcements. Japan and China dominated the Asia Pacific region. Japanese equity markets were buoyed by the potential for improved capital allocation and 'shareholder friendly' polices to take root in the corporate culture and Chinese interest rate cuts further boosted the monetary easing seen in that region. In the first quarter of 2015 the Fund was up 1.12%, versus the MSCI World Index up 2.49%.

In the second quarter global equity markets produced somewhat divergent results. In North America markets were largely flat over the period as investors focussed on the implications of future rate rises. This was most notably pronounced in the relatively poor performance of interest-sensitive sectors such as utilities over the period. In Europe the re-opening of the Greek debt crisis tempered the strong rally seen in equity markets through the beginning of the year as investors once again had to contend with heightened political uncertainties. Emerging markets reacted positively to the assumption that any interest rate rises in the US, if they did come sooner than expected, would rise only very gradually thus preventing any dramatic slides in local currency markets. In the second quarter of 2015 the Fund was down 1.34%, versus the MSCI World Index up 0.47%.

GLOBAL INNOVATORS FUND

2. Activity

In the first half of the year we made no changes to the companies held in the portfolio, although the Fund was rebalanced within the period.

3. Portfolio Position

The Fund at the end of the quarter was trading on 15.2X 2015 earnings, and 13.8X 2016 earnings; a discount of 12.8% and 11.4% to the equivalent measures for the MSCI World Index which, in our opinion, is a significant discount considering the quality of the companies held in the portfolio today.

Our largest allocation is to the IT sector with a weighting of 41.0%, which is approximately in line with where the Fund started the year. This broad allocation can be split into software and services (16%), technology hardware and equipment (13%), and semiconductors (12%) – which highlights that the fund is not overly concentrated in one single part of the market. We continue to own no consumer staples, materials, telecoms or utilities companies.

Sector allocation at 6/30/15
Consumer Discretionary	12.5%
Consumer Staples	0.0%
Energy	7.0%
Financials	13.7%
Health Care	3.9%
Industrials	19.4%
Information Technology	41.0%
Materials	0.0%
Telecommunication Services	0.0%
Utilities	0.0%
Cash	2.5%
100.0%

4. Outlook

The first half of 2015 has been a difficult period to navigate as political and policy-led initiatives have driven markets and investor sentiment. It has also marked the first time in several years that there has been a significant and sustained divergence in the performance of 'growth' and 'value' companies – investors have driven up the prices of companies they believe offer the highest growth in their earnings since the start of the year. We have always been cautious of paying up too much for expected growth as invariably it is lower than optimistic management teams think they can achieve, and we are extremely wary of buying into 'the next big thing' or hyped-up initial public offerings ("IPO"). Instead we try and apply a value-discipline whereby we look for companies we believe are undervalued by the market so if the growth we are expecting is not as strong as we would like, or the company suffers for a reason we could not necessarily foresee, then this can act as a buffer to the price paid. Typically we look for companies that are trading on earnings multiples either (i) lower than the average multiple the company has traded on over the previous 10 years, (ii) lower than their peer group, or (iii) lower than the broad market. This approach has served us very well in the past and we believe over the long term this way of investing provides the best way of outperforming the market without taking undue risks – but it can mean the Fund will underperform over shorter periods when investors seeking high growth place less emphasis on the prices they are willing to pay for that growth.

Overall we continue to try and focus on companies that have the ability to generate decent returns on capital throughout a business cycle – quality, innovative companies that provide robust cash flows. We also remain on the lookout for companies that can grow revenues and market share in the medium term through innovative business practices and new products.

GLOBAL INNOVATORS FUND

Matthew Page	Ian Mortimer	July 2015

The Fund invests in foreign securities, which involve political, economic and currency risks, greater volatility, and differences in accounting methods. The Fund is non-diversified, meaning that its assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Standard & Poor's 500 Index is a market capitalization-weighted index composed of 500 widely held common stocks of U.S. companies. The NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System, which includes over 5,000 stocks traded only over-the-counter and not on an exchange. These indices are unmanaged and not available for investment, and do not incur expenses.

Initial public offering (IPO) is the first sale of stock by a company to the public.

The gross domestic product (GDP) is the total value of all goods and services produced domestically by a nation during a year.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Earnings growth is not representative of the Fund's future performance.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2015
GUINNESS ATKINSON GLOBAL INNOVATORS FUND

# of Holdings in Portfolio:	31
Portfolio Turnover:	0.5%
% of Investments in Top 10:	35.9%
Fund Managers:
Matthew Page
Dr. Ian Mortimer
Top 10 Holdings (% of net assets)
Gilead Sciences, Inc.	3.9%	Comcast Corp. - A Shares	3.5%
PTC Inc.	3.9%	State Street Corp.	3.5%
Capital One Financial Corp.	3.7%	Roper Industries, Inc.	3.4%
Ultra Electronics Holdings PLC	3.6%	eBay, Inc.	3.4%
Schlumberger Ltd.	3.6%	BP PLC - ADR	3.4%
Industry Breakdown (% of net assets)
Electronic Components - Semiconductor	9.4%	E-Commerce/Products	3.4%
Semiconductor	8.9%	Diversified Manufactured Operations	3.4%
Medical - Biomedical	7.2%	Finance - Investment Banker/Broker	3.3%
Applications Software	7.1%	Finance - Other Services	3.2%
Oil - Integrated	7.0%	Aerospace/Defense	3.1%
Electronics - Military	6.7%	Enterprise Software/Services	3.1%
Computers	6.0%	Commercial Serv-Finance	3.1%
Commercial Banks	3.7%	Television	3.1%
Cable/Satellite TV	3.5%	Power Converson/Supply Equipment	2.9%
Fiduciary Banks	3.5%	Distribution/Wholesale	2.8%
Machinery	3.4%	Publishing - Newspapers	0.7%

SCHEDULE OF INVESTMENTS
at June 30, 2015 (Unaudited)

GUINNESS ATKINSON GLOBAL INNOVATORS FUND

Shares	COMMON STOCKS: 98.5%	Value
Aerospace/Defense: 3.1%
46,010	Boeing Co.	$6,382,507
Application Software: 7.1%
82,590	Check Point Software Technologies Ltd.*	6,570,035
194,190	PTC Inc.*	7,965,674
		14,535,709
Cable/Satellite TV: 3.5%
120,070	Comcast Corp. - Class A	7,221,010
Commercial Banks: 3.7%
86,600	Capital One Financial Corp.	7,618,202
Commercial Services: 3.1%
212,160	H&R Block, Inc.	6,290,544
Computers: 6.0%
4,780,000	Lenovo Group Ltd.	6,622,830
529,880	Xerox Corp.	5,637,923
		12,260,753
Distribution/Wholesale: 2.8%
7,320,000	Li & Fung Ltd.	5,807,613
Diversified Manufacturing Operations: 3.4%
81,070	Danaher Corp.	6,938,781
E-Commerce/Products: 3.4%
116,810	eBay, Inc.*	7,036,634
Electronic Components – Semiconductor: 9.4%
225,010	Intel Corp.	6,843,679
305,185	NVIDIA Corp.	6,137,270
10,810	Samsung Electronics Co., Ltd. - GDR	6,167,105
		19,148,054
Electronics – Military: 6.7%
54,760	L-3 Communications Holdings Inc.	6,208,689
266,800	Ultra Electronics Holdings PLC	7,428,392
		13,637,081
Enterprise Software/Services: 3.1%
156,180	Oracle Corp.	6,294,054
Fiduciary Banks: 3.5%
92,884	State Street Corp.	7,152,068
Finance – Investment Bank/Broker: 3.3%
185,090	TD Ameritrade Holding Corp.	6,815,014

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 98.5% (Continued)	Value
Finance – Other Services: 3.2%
29,710	IntercontinentalExchange, Inc.	$6,643,453
Machinery: 3.4%
40,840	Roper Industries, Inc.	7,043,266
Medical – Biomedical: 7.2%
247,935	Cisco Systems Inc.	6,808,295
68,510	Gilead Sciences, Inc.	8,021,151
		14,829,446
Oil – Integrated: 7.0%
175,370	BP PLC - ADR	7,007,785
85,240	Schlumberger Ltd.	7,346,836
		14,354,621
Power Conversion/Supply Equipment: 2.9%
85,800	Schneider Electric	5,923,865
Publishing – Newspapers: 0.7%
97,945	Gannett Co, Inc.	1,370,251
Semiconductor: 8.9%
290,310	Applied Materials Inc.	5,579,758
101,030	QUALCOMM Inc.	6,327,509
279,949	Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	6,357,642
		18,264,909
Television: 3.1%
195,890	TEGNA, Inc.	6,282,192
	Total Common Stocks (cost $188,177,914)	201,850,027
	Total Investments in Securities (cost $188,177,914): 98.5%	201,850,027
	Other Assets less Liabilities: 1.5%	3,068,561
	Net Assets: 100.0%	$204,918,588

* Non-income producing security.

ADR - American Depository Receipt

GDR - Global Depository Receipt

The accompanying notes are an integral part of these financial statements.

RENMINBI YUAN & BOND FUND for the period ended June 30, 2015

1.  Performance

	6 Months (Actual)	1 Year	3 Years	Since Inception (06/30/11)
Fund	1.95%	2.11%	3.29%	2.56%
Comparisons:
RMB Cash Offshore (CNH)*	0.19%	-0.06%	0.82%	1.02%
RMB Cash Onshore (CNY)*	-0.03%	-0.06%	0.78%	1.01%
HSBC Offshore RMB Bond Index	2.94%	3.09%	4.97%	3.99%

* Net change in exchange rate versus U.S. dollar.

The Fund's gross expense ratio is 0.95% and net expense ratio is 0.90% per the Summary Prospectus dated March 23, 2015. The Advisor has contractually agreed to waive a portion of its advisory fees and/or reimburse other Fund expenses so that the Fund's ratio of expenses to average daily net assets will not exceed 0.90% (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) through at least June 30, 2016. To the extent that the Advisor waives fees and/or reimburses expenses, it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived and/or reimbursed, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

The Fund imposes a 2% redemption fee on the sales of shares held less than 30 days. Performance data quoted does not reflect this redemption fee. Total returns for certain periods reflect expense limitations in effect and, in the absence of these limitations, total returns would have been lower.

The Fund rose 1.95% compared to the offshore renminbi (CNH) which rose 0.19% against the dollar and the HSBC Offshore RMB Bond Index which rose 2.94%.

Macro-economic data during first half of the year pointed to some stabilization in growth with gross domestic product ("GDP") growth of 7%, a little above expectations. Stronger contribution from tertiary industry and weakness from heavy industry was in line with past performance. A recovery in property sales and strong domestic equity markets were major features and were likely to be the main contributors to services industry performance. We are possibly only halfway through the real estate down-cycle with developers still needing to work through inventory of completed units; in the meantime construction and new starts remain weaker.

Monetary policy has been biased toward easing to support growth. Consumer price inflation remained positive but low while producer prices continued to weaken on the back of slower construction growth and excess capacity. The effect is to keep real interest rates high and a cut in benchmark rates in May followed an earlier cut in March. Monetary easing has also taken the form of additional liquidity injections through open market operations, increased Pledged Supplementary Lending from policy banks and there is also some evidence of government bond buying to bring down the term structure.

The stock market has been especially troublesome as the roaring bull market came to juddering halt. The run up in the first half of the year has been almost entirely driven by retail investors buying on margin. The price falls have been accelerated by panicked unwinding of these levered positions prompting rapid, albeit crude, intervention by government. The purpose of this intervention is not, in our view, an effort to support the market but is to allow the orderly unwinding of positions. The stock market is clearly not working as it should, but it is not possible to address structural issues in the midst of a market panic. This means the government now owns far more than it should, or wants, of the stock market and it too will need to unwind which should keep domestic stock markets weak and volatile for some months. However, this should be viewed as a distraction from, rather than a derailment of, China's restructuring program.

RENMINBI YUAN & BOND FUND

Over the quarter, the currency has remained stable as China seeks to have the currency included in the International Monetary Funds ("IMF") basket of Special Drawing Rights in October. Record trade surpluses this year have not translated into a significant widening in the current account surplus as the services account has moved into deficit and capital outflows have been strong. Offshore bonds have also recovered from their weakness earlier in the year with an accompanying improvement in liquidity and narrowing spreads. The offshore sovereign yield curve now reflects the onshore curve much more closely across the curve.

2.  Portfolio Position

The portfolio is 94% invested in Renminbi ("RMB") denominated bonds with a further 5% held in RMB cash. Approximately 54% of the portfolio is invested in bonds issued by Chinese issuers and 40% is invested in those issued by foreign governments, corporations or supranational organizations. Investment grade credits account for 75% of the portfolio. 17% of the bonds held do not carry investment ratings. The Portfolio's largest sector exposure is its 41% position in financials which compares to the overall market weighting of 40%. The maturity of the portfolio is short with a weighted average 693 days (1.9 years) to maturity.

3.  Outlook and Strategy

Large capital outflows have been evident this year even as the trade surplus hit $260 billion in the first half of the year. This has been a key, but not the only, reason why headline foreign exchange reserves have come down from $3,843bn to $3,694bn. The data behind this is not often clear and comes out with a lag. However, factoring trade surpluses, valuation changes, the possibility that foreign reserves may have been used to re-capitalize the development banks it might point to the rate of outflow beginning to abate. So far, it looks as though outflows have been the result of an unwinding of a past overhang of long CNY positions – i.e. not a structural issue that is likely to persist. If that is the case, it seems likely that the fix will remain stable on a 12 month horizon even as dollar strength continues.

If the Renminbi is included in the IMF's Special Drawing Rights ("SDR") basket this should be greeted as a positive development. The internationalization of the currency is bound up with China's desire to engage more directly with the global financial system as well as a means to push through domestic reform. In this regard, RMB internationalization plays a role in financial sector reform similar to that played by accession to the World Trade Organization to tariff reform back in 2000. A widening of the permitted trade band for the CNY has already been officially signalled (though without specifics) and on July 14, 2015 unfettered access to the onshore interbank bond market has been granted to central banks, supranational organizations and sovereign wealth funds. This is in keeping with moves to make the currency more freely usable.

This should increase demand for onshore bonds, but offshore credit should also benefit on wider international usage. We still see the offshore market growing and deepening in coming months and years. The onshore bond markets still have some way to go in terms of their development once investors move outside interest rate bonds. The municipal bond market is still in the embryonic stage though growing fast to meet the imperative of addressing local government debt. We therefore see the offshore market as a better home for international investors.

At the end of the half year, the yield to maturity of the offshore market as measured by the benchmark index has come back to 4.16% versus 4.54% at the end of 2014 and 5.05% at the end of the first quarter. Investment grade credit bonds (ex-Government) has a yield to maturity of 3.97% while Government bonds are on a yield to maturity of 3.27%, both bonds are sub-components of the HSBC Offshore RMB Bond Index. The duration of the offshore market remains low at 2.71 years while that of Government bonds is 3.51 years.

Edmund Harriss	July 2015

The Fund invests in foreign securities, which involve political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund is non-diversified, meaning that its assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. Investments in debt securities typically decrease in value when interest rates rise, which can be greater for longer-term debt securities. The Fund may invest in derivatives, which involves risks different from, and in certain cases, greater than the risks presented by traditional investments. Investments focused in a single geographic region may be exposed to greater risk than investments diversified among various geographic regions.

RENMINBI YUAN & BOND FUND

The HSBC Offshore Renminbi Bond Index tracks total return performance of renminbi-denominated and renminbi-settled bonds and certificates of deposit issued outside the People's Republic of China. This index is unmanaged and not available for investment, and does not incur expenses.

The RMB Cash Offshore (CNH) is the currency code for renminbi traded outside China in the offshore market.

The RMB Cash Onshore (CNY) is the international currency code for the renminbi.

Investment Grade Bonds are typically those that are rated between AAA and BBB- by S&P.

Yield to maturity – The rate of return anticipated on a bond if it is held until the maturity.

Duration is the duration number is a complicated calculation involving present value, yield, coupon, final maturity and call features. Fortunately for investors, this indicator is a standard data point provided in the presentation of comprehensive bond and bond mutual fund information. The bigger the duration number, provided in years, the greater the interest-rate risk or reward for bond prices.

A Government Bond is a bond issued by a national government, generally with a promise to pay periodic interest payments and to repay the face value on the maturity date. Government bonds are usually denominated in the country's own currency.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2015
GUINNESS ATKINSON RENMINBI YUAN & BOND FUND

# of Holdings in Portfolio:	43
Portfolio Turnover:	10.7%
% of Investments in Top 10:	34.1%
Fund Manager:
Edmund Harriss
Top 10 Holdings (% of net assets)
New World China Land Ltd., 5.500%, 02/06/18	4.3%	ICICI Bank Ltd., 4.900%, 09/21/15	3.1%
Datang Telecom HK Co. Ltd., 5.500%, 09/29/17	4.2%	Fonterra Co-operative Group Ltd., 4.000%, 06/22/20	3.1%
Caterpillar Financial Service Corp., 3.400%, 11/25/17	3.6%	Bank of China 3.450%, 01/16/17	3.1%
Air Liquide FinanceSA, 3.000%, 09/19/16	3.5%	Industrial & Commercial Bank China 3.500%, 09/23/16	3.1%
Unican Ltd., 5.600%, 09/18/17	3.2%	Volkswagen International Finance 2.150%, 05/23/16	2.9%
Industry Breakdown (% of net assets)
Commercial Banks	25.6%	Food - Dairy Products	3.1%
Finance - Leasing Company	11.1%	Electric - Integrated	3.1%
Sovereign	10.0%	Life/Health Insurance	2.5%
Real Estate Operator/Developer	7.8%	Finance - Investment Banker/Broker	2.3%
Auto-Cars/Light Trucks	5.6%	Oil Company - Integrated	2.1%
Machinery	5.6%	Investment Management/Advisor Services	2.1%
Special Purpose Banks	5.2%	Finance - Diversified	0.2%
Cellular Telecommunications	4.2%	Computers	0.2%
Industrial Gases	3.5%

SCHEDULE OF INVESTMENTS
at June 30, 2015 (Unaudited)

GUINNESS ATKINSON RENMINBI YUAN & BOND FUND

Principal Amount (CNH)	CORPORATE BONDS: 94.2%	Value
Auto-Cars/Light Trucks: 5.6%
14,000,000	Volkswagen International Finance NV, 2.150%, 05/23/16	$2,221,049
4,000,000	Volkswagen International Finance NV, 3.750%, 11/30/17	645,193
9,000,000	Volvo Treasury AB, 3.800%, 11/22/15	1,453,090
		4,319,332
Cellular Telecommunication: 4.2%
20,000,000	Datang Telecom HK Co. Ltd., 5.500%, 09/29/17	3,229,960
Commerical Banks: 25.6%
8,000,000	Agriculture Bank of China Ltd., 3.200%, 11/28/15	1,281,041
15,000,000	Bank of China, 3.450%, 01/16/17	2,412,272
10,000,000	Bank of China, 3.600%, 06/30/17	1,610,888
5,000,000	BNP Paribas, 5.000%, 03/17/25	812,573
10,000,000	CCBL Funding PLC, 3.200%, 11/29/15	1,602,591
15,000,000	ICICI Bank Ltd., 4.900%, 09/21/15	2,419,449
10,000,000	ICICI Bank Ltd., 4.000%, 06/25/16	1,603,138
15,000,000	Industrial & Commercial Bank of China Ltd., 3.500%, 9/23/16	2,407,753
12,000,000	Industrial & Commercial Bank of China Ltd., 3.350%, 11/19/16	1,921,040
11,000,000	Industrial & Commercial Bank of China Ltd., 3.950%, 9/23/21	1,765,030
12,000,000	Rabobank Nederland, 3.250%, 09/20/15	1,930,900
		19,766,675
Computers: 0.2%
1,000,000	Lenovo Group Ltd., 4.950%, 06/10/20	162,727
Electric – Integrated: 3.1%
5,000,000	China Datang Corp., 3.600%, 04/25/16	797,622
10,000,000	China Guangdong, 3.750%, 11/01/15	1,607,311
		2,404,933
Finance – Diversified: 0.2%
1,000,000	Shenzhen Qianhai Financial Holdings Co., Ltd., 4.550%, 10/28/17	164,973
Finance – Investment Bank/Broker: 2.3%
11,000,000	Banco BTG Pactual SA, 4.100%, 03/26/16	1,759,607
Finance – Leasing Company: 11.1%
7,000,000	BOC Aviation Pte Ltd., 4.200%, 11/05/18	1,136,801
10,000,000	BOC Aviation Pte. Ltd., 4.500%, 11/20/18	1,637,858
13,000,000	Cagamas Global, 3.700%, 09/22/17	2,091,159
8,000,000	Far East Horizon Ltd., 5.450%, 12/11/16	1,298,196
15,000,000	Unican Ltd., 5.600%, 09/18/17	2,444,727
		8,608,741
Food – Dairy Products: 3.1%
15,000,000	Fonterra Co-operative Group Ltd., 4.000%, 06/22/20	2,417,081
Industrial Gases: 3.5%
17,000,000	Air Liquide Finance SA, 3.000%, 09/19/16	2,719,584

The accompanying notes are an integral part of these financial statements.

Principal Amount (CNH)	CORPORATE BONDS: 94.2% (Continued)	Value
Investment Management/Advisor Service: 2.1%
10,000,000	Starway Assets Enterprise, Inc., 4.100%, 01/22/17	$1,610,533
Life/Health Insurance: 2.5%
12,000,000	Value Success International, 4.000%, 11/21/16	1,932,853
Machinery: 5.6%
10,000,000	Caterpillar Financial Services Corp., 2.950%, 03/03/16	1,606,570
17,000,000	Caterpillar Financial Services Corp., 3.400%, 11/25/17	2,748,479
		4,355,049
Oil Company – Integrated: 2.1%
10,000,000	BP Capital Markets PLC, 3.650%, 02/28/19	1,612,821
Real Estate Operator/Developer: 7.8%
7,000,000	Agile Property Holdings Ltd., 6.500%, 02/28/17	1,086,605
10,000,000	Global Logistic Properties Ltd., 3.375%, 05/11/16	1,597,403
20,000,000	New World China Land Ltd., 5.500%, 02/06/18	3,310,708
		5,994,716
Sovereign: 10.0%
10,000,000	British Columbia, 2.850%, 11/13/16	1,606,973
12,000,000	Caisse D'Amort Dette, 3.800%, 02/06/17	1,943,273
10,000,000	China Government Bond, 2.870%, 06/27/16	1,614,803
10,000,000	China Government Bond, 3.020%, 06/27/18	1,616,591
6,000,000	United Kingdom, 2.700%, 10/21/17	957,707
		7,739,347
Special Purpose Banks: 5.2%
8,000,000	Asian Develop Bank, 3.200%, 11/10/19	1,292,680
10,000,000	China Develop Bank 3.600%, 09/19/19	1,600,013
7,000,000	Export Import Bank of China/The, 3.350%, 06/18/17	1,120,178
		4,012,871
	Total Corporate Bonds (cost $73,158,396): 94.2%	72,811,803
	Total Investments in Securities (cost $73,158,396): 94.2%	72,811,803
	China Yuan (Offshore): 5.3%	4,062,838
	Other Assets less Liabilities : 0.5%	428,810
	Net Assets: 100.0%	$77,303,451

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
at June 30, 2015 (Unaudited)

	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Builder Fund	China & Hong Kong Fund
Assets
Investments in securities, at cost	$22,757,882	$15,339,999	$4,431,293	$71,261,629
Investments in securities, at value	$15,557,954	$20,010,301	$5,121,960	$88,657,033
Cash	167,182	378,940	65,842	—
Cash denominated in foreign currency (cost of $0, $1,346, $2,994 and $29,081, respectively)	—	1,323	2,988	29,081
Receivables:
Fund shares sold	37,076	—	500	2,263
Dividends and interest	59,383	169,828	31,669	954,501
Due from Advisor, net	—	—	1,982	—
Prepaid expenses	17,810	12,632	8,331	15,981
Total assets	15,839,405	20,573,024	5,233,272	89,658,859
Liabilities
Overdraft due to custodian bank	—	—	—	2,329,056
Payable for Fund shares redeemed	53,746	441	47	9,525
Due to Advisor, net	11,293	17,972	—	92,247
Accrued administration fees	1,069	751	87	4,226
Accrued shareholder servicing plan fees	4,230	3,454	1,173	13,164
Deferred trustees' compensation	37,566	65,682	26,819	133,633
Other accrued expenses	15,144	25,449	8,795	19,952
Total liabilities	123,048	113,749	36,921	2,601,803
Net Assets	$15,716,357	$20,459,275	$5,196,351	$87,057,056
Number of shares issued and outstanding (unlimited shares authorized, no par value)	4,466,242	1,166,497	346,103	3,331,776
Net asset value per share	$3.52	$17.54	$15.01	$26.13
Composition of Net Assets
Paid-in capital	$111,927,413	$16,201,459	$7,942,618	$57,267,210
Undistributed net investment income (loss)	(74,504)	150,778	(43,106)	1,113,504
Accumulated net realized gain (loss) on investments and foreign currency	(88,934,461)	(557,086)	(3,393,819)	11,280,823
Net unrealized appreciation (depreciation) on:
Investments	(7,199,928)	4,670,302	690,667	17,395,404
Foreign currency	(2,163)	(6,178)	(9)	115
Net Assets	$15,716,357	$20,459,275	$5,196,351	$87,057,056

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
at June 30, 2015 (Unaudited)

	Dividend Builder Fund	Global Energy Fund	Global Innovators Fund	Renminbi Yuan & Bond Fund
Assets
Investments in securities, at cost	$10,222,933	$74,334,842	$188,177,914	$73,158,396
Investments in securities, at value	$10,378,516	$61,192,918	$201,850,027	$72,811,803
Cash	495,125	476,494	4,070,938	—
Cash denominated in foreign currency (cost of $9,685, $0, $130,586 and $4,063,258 respectively)	9,734	—	130,090	4,062,838
Receivables:
Fund shares sold	32,196	49,972	922,317	53,148
Dividends and interest	29,256	185,120	396,831	610,893
Due from Advisor, net	4,046	—	—	—
Prepaid expenses	10,789	17,935	43,881	19,619
Total assets	10,959,662	61,922,439	207,414,084	77,558,301
Liabilities
Overdraft due to custodian bank	—	—	—	157,447
Payable for Fund shares redeemed	7,822	115,274	2,263,405	12
Due to Advisor, net	—	38,556	124,892	31,477
Accrued administration fees	1,081	2,671	10,312	4,955
Accrued shareholder servicing plan fees	1,937	16,316	10,500	9,479
Deferred trustees' compensation	8,800	60,216	82,267	27,282
Other accrued expenses	4,663	34,670	4,120	24,198
Total liabilities	24,303	267,703	2,495,496	254,850
Net Assets	$10,935,359	$61,654,736	$204,918,588	$77,303,451
Number of shares issued and outstanding (unlimited shares authorized, no par value)	701,603	2,485,549	6,041,546	6,206,904
Net asset value per share	$15.59	$24.81	$33.92	$12.45
Composition of Net Assets
Paid-in capital	$10,751,314	$80,122,848	$191,399,888	$78,316,954
Undistributed net investment income (loss)	(15,387)	291,380	967,110	(45,886)
Accumulated net realized gain (loss) on investments and foreign currency	43,954	(5,599,318)	(1,120,027)	(621,417)
Net unrealized appreciation (depreciation) on:
Investments	155,583	(13,141,924)	13,672,113	(346,593)
Foreign currency	(105)	(18,250)	(496)	393
Net Assets	$10,935,359	$61,654,736	$204,918,588	$77,303,451

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS
For the period ended June 30, 2015 (Unaudited)

	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Builder Fund	China & Hong Kong Fund
Investment Income
Dividends *	$119,980	$414,273	$95,188	$1,530,643
Total income	119,980	414,273	95,188	1,530,643
Expenses
Advisory fees	78,420	101,972	22,169	454,280
Shareholder servicing plan fees	15,279	11,249	3,991	58,589
Transfer agent fees and expenses	22,316	16,789	11,339	38,748
Fund accounting fee and expenses	14,462	15,405	14,059	25,482
Administration fees	3,607	4,079	886	18,158
Custody fees and expenses	3,352	6,083	4,893	12,806
Audit fees	8,935	12,157	8,935	12,157
Legal fees	3,058	3,984	796	16,822
Registration fees	9,038	8,366	8,415	11,707
Printing	7,216	2,947	1,041	7,467
Trustees' fees and expenses	4,480	4,477	3,504	8,172
Insurance	683	850	164	3,508
CCO fees and expenses	3,891	4,122	3,289	7,511
Miscellaneous	642	749	496	1,504
Interest expense	9	13	4	5,415
Total expenses	175,388	193,242	83,981	682,326
Less: fees waived and expenses absorbed	(20,107)	—	(40,083)	—
Net expenses	155,281	193,242	43,898	682,326
Net investment income (loss)	(35,301)	221,031	51,290	848,317
Realized and unrealized gain (loss) on investments and foreign currency
Net realized gain (loss) on:
Investments	(335,369)	50,249	115,055	11,284,254
Foreign currency	12,436	(2,328)	(634)	(3,253)
	(322,933)	47,921	114,421	11,281,001
Net unrealized appreciation (depreciation) on:
Investments	742,512	960,833	231,342	(2,852,294)
Foreign currency	(617)	(390)	28	100
	741,895	960,443	231,370	(2,852,194)
Net realized and unrealized gain on investments and foreign currency	418,962	1,008,364	345,791	8,428,807
Net increase in net assets from operations	$383,661	$1,229,395	$397,081	$9,277,124

* Net of foreign tax withheld of $12,214, $40,666, $5,659, and $107,261 respectively.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS
For the period ended June 30, 2015 (Unaudited)

	Dividend Builder Fund	Global Energy Fund	Global Innovators Fund	Renminbi Yuan & Bond Fund
Investment Income
Dividends *	$175,631	$788,185	$2,234,725	$—
Interest	—	—	—	1,637,479
Total income	175,631	788,185	2,234,725	1,637,479
Expenses
Advisory fees	20,703	242,367	744,426	238,216
Shareholder servicing plan fees	8,281	64,631	193,434	37,063
Transfer agent fees and expenses	9,439	27,796	53,597	9,198
Fund accounting fee and expenses	11,946	22,491	36,494	25,385
Administration fees	2,070	12,926	43,640	19,490
Custody fees and expenses	3,078	7,069	5,627	9,402
Audit fees	7,199	12,157	12,157	8,935
Legal fees	987	12,725	33,177	21,085
Registration fees	7,366	11,078	13,167	10,596
Printing	947	7,893	7,916	2,877
Trustees' fees and expenses	3,695	7,331	13,109	9,727
Insurance	207	3,192	5,577	4,243
CCO fees and expenses	3,358	6,688	12,370	8,708
Miscellaneous	764	1,248	1,943	1,962
Interest expense	98	—	1,274	13,209
Total expenses	80,138	439,592	1,177,908	420,096
Less: fees waived and expenses absorbed	(48,488)	—	—	(16,494)
Net expenses	31,650	439,592	1,177,908	403,602
Net investment income	143,981	348,593	1,056,817	1,233,877
Realized and unrealized gain (loss) on investments and foreign currency
Net realized gain (loss) on:
Investments	9,614	(140,232)	176,769	(481,352)
Foreign currency	2,437	(1,256)	6,494	12,880
	12,051	(141,488)	183,263	(468,472)
Net unrealized appreciation (depreciation) on:
Investments	(282,030)	(2,456,997)	(2,067,015)	648,029
Foreign currency	109	(6,098)	(215)	(14,858)
	(281,921)	(2,463,095)	(2,067,230)	633,171
Net increase from payments by affiliates	—	—	10,554	—
Net realized and unrealized gain (loss) on investments and foreign currency	(269,870)	(2,604,583)	(1,873,413)	164,699
Net increase (decrease) in net assets from operations	$(125,889)	$(2,255,990)	$(816,596)	$1,398,576

* Net of foreign tax withheld of $14,339, $73,340, $75,146, and $0, respectively.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Alternative Energy Fund		Asia Focus Fund		Asia Pacific Dividend Builder Fund
	Six Months Ended June 30, 2015†	Year Ended December 31, 2014	Six Months Ended June 30, 2015†	Year Ended December 31, 2014	Six Months Ended June 30, 2015†	Year Ended December 31, 2014
Increase/(decrease) in net assets from:
Operations
Net investment income (loss)	$(35,301)	$(157,293)	$221,031	$191,107	$51,290	$95,144
Net realized gain (loss) on:
Investments	(335,369)	(1,950,263)	50,249	828,177	115,055	287,212
Foreign currency	12,436	(34,888)	(2,328)	(8,549)	(634)	(4,879)
Net change in unrealized appreciation (depreciation) on:
Investments	742,512	(462,758)	960,833	(673,200)	231,342	(26,763)
Foreign currency	(617)	(2,491)	(390)	17	28	(85)
Net increase (decrease) in net assets resulting from operations	383,661	(2,607,693)	1,229,395	337,552	397,081	350,629
Distributions to shareholders
From net investment income	—	—	—	(204,461)	(69,174)	(85,227)
Total distributions to shareholders	—	—	—	(204,461)	(69,174)	(85,227)
Capital transactions
Proceeds from shares sold	1,920,724	7,514,832	798,314	1,420,065	1,047,939	516,751
Reinvestment of distributions	—	—	—	176,160	66,311	81,472
Cost of shares repurchased	(1,790,144)	(13,487,563)	(1,282,595)	(3,924,930)	(306,096)	(1,060,073)
Redemption fee proceeds	530	6,012	204	6,650	2	2,985
Net change in net assets from capital transactions	131,110	(5,966,719)	(484,077)	(2,322,055)	808,156	(458,865)
Total increase (decrease) in net assets	514,771	(8,574,412)	745,318	(2,188,964)	1,136,063	(193,463)
Net assets
Beginning of period	15,201,586	23,775,998	19,713,957	21,902,921	4,060,288	4,253,751
End of period	$15,716,357	$15,201,586	$20,459,275	$19,713,957	$5,196,351	$4,060,288
Accumulated net investment income (loss)	$(74,504)	$(39,203)	$150,778	$(70,253)	$(43,106)	$(25,222)
Capital share activity
Shares sold	533,222	1,782,301	42,992	79,440	68,395	37,760
Shares issued on reinvestment	—	—	—	10,709	4,524	6,027
Shares redeemed	(506,158)	(3,304,204)	(73,307)	(234,391)	(20,421)	(78,604)
Net increase (decrease) in shares outstanding	27,064	(1,521,903)	(30,315)	(144,242)	52,498	(34,817)

† Unaudited

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	China & Hong Kong Fund		Dividend Builder Fund		Global Energy Fund
	Six Months Ended June 30, 2015†	Year Ended December 31, 2014	Six Months Ended June 30, 2015†	Year Ended December 31, 2014	Six Months Ended June 30, 2015†	Year Ended December 31, 2014
Increase/(decrease) in net assets from:
Operations
Net investment income	$848,317	$1,418,526	$143,981	$155,020	$348,593	$655,804
Net realized gain (loss) on:
Investments	11,284,254	16,172,716	9,614	57,338	(140,232)	(470,045)
Foreign currency	(3,253)	(3,151)	2,437	(1,034)	(1,256)	(33,711)
Net change in unrealized appreciation (depreciation) on:
Investments	(2,852,294)	(20,220,281)	(282,030)	(20,227)	(2,456,997)	(20,816,478)
Foreign currency	100	17	109	(390)	(6,098)	(15,619)
Net increase (decrease) in net assets resulting from operations	9,277,124	(2,632,173)	(125,889)	190,707	(2,255,990)	(20,680,049)
Distributions to shareholders
From net investment income	—	(1,324,676)	(159,148)	(139,116)	—	(540,664)
From net realized gain	—	(18,055,782)	—	(38,760)	—	(309,365)
Total distributions to shareholders	—	(19,380,458)	(159,148)	(177,876)	—	(850,029)
Capital transactions
Proceeds from shares sold	15,958,970	15,260,317	7,141,953	5,792,295	11,136,719	56,236,413
Reinvestment of distributions	—	18,704,431	158,842	177,125	—	821,686
Cost of shares repurchased	(23,799,219)	(36,249,008)	(1,273,316)	(3,895,760)	(10,132,671)	(44,969,440)
Redemption fee proceeds	35,707	27,367	22	83	534	28,669
Net change in net assets from capital transactions	(7,804,542)	(2,256,893)	6,027,501	2,073,743	1,004,582	12,117,328
Total increase (decrease) in net assets	1,472,582	(24,269,524)	5,742,464	2,086,574	(1,251,408)	(9,412,750)
Net assets
Beginning of period	85,584,474	109,853,998	5,192,895	3,106,321	62,906,144	72,318,894
End of period	$87,057,056	$85,584,474	$10,935,359	$5,192,895	$61,654,736	$62,906,144
Accumulated net investment income (loss)	$1,113,504	$265,187	$(15,387)	$(220)	$291,380	$(57,213)
Capital share activity
Shares sold	611,172	512,348	442,618	360,429	434,228	1,610,018
Shares issued on reinvestment	—	793,906	10,117	11,036	—	31,861
Shares redeemed	(898,566)	(1,247,128)	(79,090)	(242,174)	(393,876)	(1,425,324)
Net increase (decrease) in shares outstanding	(287,394)	59,126	373,645	129,291	40,352	216,555

† Unaudited

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Global Innovators Fund		Renminbi Yuan & Bond Fund
	Six Months Ended June 30, 2015†	Year Ended December 31, 2014	Six Months Ended June 30, 2015†	Year Ended December 31, 2014
Increase/(decrease) in net assets from:
Operations
Net investment income	$1,056,817	$1,155,295	$1,233,877	$2,490,016
Net realized gain (loss) on:
Investments	176,769	2,433,697	(481,352)	517,815
Foreign currency	6,494	(21,957)	12,880	25,687
Net change in unrealized appreciation (depreciation) on:
Investments	(2,067,015)	4,906,905	648,029	(3,860,378)
Foreign currency	(215)	(281)	(14,858)	(65,659)
Net increase from payments by affiliates	10,554	—	—	—
Net increase (decrease) in net assets resulting from operations	(816,596)	8,473,659	1,398,576	(892,519)
Distributions to shareholders
From net investment income	—	(1,179,848)	(1,349,874)	(3,220,427)
From net realized gain	—	(1,049,989)	—	—
Total distributions to shareholders	—	(2,229,837)	(1,349,874)	(3,220,427)
Capital transactions
Proceeds from shares sold	87,648,531	129,608,055	8,113,400	18,817,422
Reinvestment of distributions	—	2,154,069	1,344,403	3,208,597
Cost of shares repurchased	(39,376,966)	(31,295,552)	(32,849,464)	(11,468,535)
Redemption fee proceeds	926	21,151	271	381
Net change in net assets from capital transactions	48,272,491	100,487,723	(23,391,390)	10,557,865
Total increase (decrease) in net assets	47,455,895	106,731,545	(23,342,688)	6,444,919
Net assets
Beginning of period	157,462,693	50,731,148	100,646,139	94,201,220
End of period	$204,918,588	$157,462,693	$77,303,451	$100,646,139
Accumulated net investment income (loss)	$967,110	$(89,707)	$(45,886)	$70,111
Capital share activity
Shares sold	2,549,605	3,853,082	651,628	1,476,615
Shares issued on reinvestment	—	62,819	108,725	255,998
Shares redeemed	(1,138,822)	(940,210)	(2,657,646)	(904,540)
Net increase (decrease) in shares outstanding	1,410,783	2,975,691	(1,897,293)	828,073

† Unaudited

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period

	Six Months Ended		Year Ended December 31,
Alternative Energy Fund	June 30, 2015*		2014	2013	2012	2011	2010
Net asset value, beginning of period	$3.42		$3.99	$2.47	$2.92	$5.17	$6.62
Income (loss) from investment operations:
Net investment income (loss)	(0.01)		(0.04)	(0.04)	(0.02)	0.06	(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency	0.11		(0.53)	1.55	(0.42)	(2.26)	(1.40)
Total from investment operations	0.10		(0.57)	1.51	(0.44)	(2.20)	(1.45)
Less distributions:
From net investment income	—		—	—	(0.01)	(0.05)	—
Total distributions	—		—	—	(0.01)	(0.05)	—
Redemption fee proceeds	—	(1)	— (1)	0.01	— (1)	— (1)	— (1)
Net asset value, end of period	$3.52		$3.42	$3.99	$2.47	$2.92	$5.17
Total return	2.92	%(2)	(14.29)%	61.54%	(15.20)%	(42.53)%	(21.90)%
Ratios/supplemental data:
Net assets, end of period (millions)	$15.7		$15.2	$23.8	$13.0	$17.6	$36.2
Ratio of expenses to average net assets:
Before fee waived/recaptured	2.24	%(3)	2.06%	2.13%	2.32%	1.81%	1.76%
After fees waived/recaptured	1.98	%(3)	2.02%	2.00%	2.02%	1.81%	1.76%
After fees waived/recaptured excluding interest expense(4)	1.98	%(3)	1.98%	1.98%	1.98%	1.79%	1.73%
Ratio of net investment income (loss) to average net assets:
Before fees waived/recaptured	(0.71	)%(3)	(0.74)%	(1.37)%	(1.11)%	1.11%	(0.86)%
After fees waived/recaptured	(0.45	)%(3)	(0.70)%	(1.24)%	(0.81)%	1.11%	(0.86)%
Portfolio turnover rate	16.69	%(2)	42.27%	60.20%	7.80%	43.10%	24.74%

*  Unaudited

(1)  Amount represents less than $0.01 per share.

(2)  Not annualized.

(3)  Annualized.

(4)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.98%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period

	Six Months Ended		Year Ended December 31,
Asia Focus Fund	June 30, 2015*		2014	2013	2012	2011	2010
Net asset value, beginning of period	$16.47		$16.33	$18.56	$16.23	$21.04	$17.63
Income (loss) from investment operations:
Net investment income	0.19		0.16	0.21	0.30	0.18	0.12
Net realized and unrealized gain (loss) on investments and foreign currency	0.88		0.15	(2.14)	2.28	(4.88)	3.45
Total from investment operations	1.07		0.31	(1.93)	2.58	(4.70)	3.57
Less distributions:
From net investment income	—		(0.17)	(0.30)	(0.25)	(0.11)	(0.19)
Total distributions	—		(0.17)	(0.30)	(0.25)	(0.11)	(0.19)
Redemption fee proceeds	—	(1)	— (1)	— (1)	— (1)	— (1)	0.03
Net asset value, end of period	$17.54		$16.47	$16.33	$18.56	$16.23	$21.04
Total return	6.50	%(2)	1.91%	(10.38)%	15.89%	(22.35)%	20.43%
Ratios/supplemental data:
Net assets, end of period (millions)	$20.5		$19.7	$21.90	$44.90	$45.8	$64.4
Ratio of expenses to average net assets:
Before fees waived	1.89	%(3)	1.91%	1.87%	1.70%	1.59%	1.67%
After fees waived	1.89	%(3)	1.91%	1.87%	1.70%	1.59%	1.67%
After fees waived excluding interest expense(4)	1.89	%(3)	1.90%	1.85%	1.69%	1.59%	1.65%
Ratio of net investment income to average net assets:
Before fees waived	2.17	%(3)	0.90%	0.73%	1.56%	0.89%	0.77%
After fees waived	2.17	%(3)	0.90%	0.73%	1.56%	0.89%	0.77%
Portfolio turnover rate	7.38	%(2)	23.16%	7.43%	10.90%	7.79%	25.44%

*  Unaudited

(1)  Amount represents less than $0.01 per share.

(2)  Not annualized.

(3)  Annualized.

(4)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.98%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period

	Six Months Ended		Year Ended December 31,
Asia Pacific Dividend Builder Fund	June 30, 2015*		2014	2013	2012	2011	2010
Net asset value, beginning of period	$13.83		$12.95	$13.52	$11.23	$13.41	$11.03
Income from investment operations:
Net investment income	0.16		0.31	0.27	0.30	0.30	0.17
Net realized and unrealized gain (loss) on investments and foreign currency	1.23		0.85	(0.54)	2.31	(2.18)	2.41
Total from investment operations	1.39		1.16	(0.27)	2.61	(1.88)	2.58
Less distributions:
From net investment income	(0.21)		(0.28)	(0.30)	(0.32)	(0.30)	(0.20)
Total distributions	(0.21)		(0.28)	(0.30)	(0.32)	(0.30)	(0.20)
Redemption fee proceeds	—	(1)	— (1)	— (1)	— (1)	—	— (1)
Net asset value, end of period	$15.01		$13.83	$12.95	$13.52	$11.23	$13.41
Total return	10.09	%(2)	9.04%	(2.06)%	23.48%	(14.04)%	23.65%
Ratios/supplemental data:
Net assets, end of period (millions)	$5.2		$4.1	$4.3	$4.8	$4.5	$6.7
Ratio of expenses to average net assets:
Before fees waived	3.78	%(3)	3.91%	3.56%	3.57%	3.26%	2.92%
After fees waived	1.98	%(3)	1.99%	1.98%	1.98%	1.98%	2.01%
After fees waived excluding interest expense(4)	1.98	%(3)	1.98%	1.98%	1.98%	1.98%	1.98%
Ratio of net investment income to average net assets:
Before fees waived	0.51	%(3)	0.37%	0.39%	0.71%	1.13%	0.38%
After fees waived	2.31	%(3)	2.29%	1.97%	2.39%	2.41%	1.29%
Portfolio turnover rate	7.77	%(2)	15.76%	56.96%	10.19%	10.67%	27.20%

*  Unaudited

(1)  Amount represents less than $0.01 per share.

(2)  Not annualized.

(3)  Annualized.

(4)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.98%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period

	Six Months Ended		Year Ended December 31,
China & Hong Kong Fund	June 30, 2015*		2014	2013	2012	2011	2010
Net asset value, beginning of period	$23.65		$30.86	$29.81	$26.58	$38.76	$35.13
Income from investment operations:
Net investment income	0.26		0.48	0.46	0.45	0.39	0.27
Net realized and unrealized gain (loss) on investments and foreign currency	2.21		(1.12)	1.45	3.37	(11.06)	5.10
Total from investment operations	2.47		(0.64)	1.91	3.82	(10.67)	5.37
Less distributions:
From net investment income	—		(0.45)	(0.43)	(0.59)	(0.20)	(0.38)
From net realized gain	—		(6.13)	(0.44)	—	(1.31)	(1.38)
Total distributions	—		(6.58)	(0.87)	(0.59)	(1.51)	(1.76)
Redemption fee proceeds	0.01		0.01	0.01	— (1)	— (1)	0.02
Net asset value, end of period	$26.13		$23.65	$30.86	$29.81	$26.58	$38.76
Total return	10.49	%(2)	(1.97)%	6.45%	14.42%	(27.52)%	15.38%
Ratios/supplemental data:
Net assets, end of period (millions)	$87.1		$85.6	$109.9	$152.0	$153.0	$242.8
Ratio of expenses to average net assets
Before fees waived	1.50	%(3)	1.52%	1.53%	1.51%	1.53%	1.48%
After fees waived	1.50	%(3)	1.52%	1.53%	1.51%	1.53%	1.48%
After fees waived excluding interest expense(4)	1.49	%(3)	1.51%	1.52%	1.51%	1.52%	1.47%
Ratio of net investment income to average net assets	1.87	%(3)	1.51%	1.27%	1.34%	1.14%	0.62%
Portfolio turnover rate	19.96	%(2)	15.11%	6.90%	3.85%	7.81%	32.35%

*  Unaudited

(1)  Amount represents less than $0.01 per share.

(2)  Not annualized.

(3)  Annualized.

(4)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.98%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period

	Six Months Ended		Year Ended December 31,		March 30, 2012(1) Through
Dividend Builder Fund	June 30, 2015*		2014	2013	December 31, 2012
Net asset value, beginning of period	$15.83		$15.64	$12.80	$12.50
Income from investment operations:
Net investment income	0.22		0.52	0.41	0.31
Net realized and unrealized gain (loss) on investments and foreign currency	(0.22)		0.26	3.35	0.30
Total from investment operations	(0.00)		0.78	3.76	0.61
Less distributions:
From net investment income	(0.24)		(0.47)	(0.45)	(0.31)
From net realized gain	—		(0.12)	(0.47)	—
Total distributions	(0.24)		(0.59)	(0.92)	(0.31)
Redemption fee proceeds	—	(2)	— (2)	— (2)	—
Net asset value, end of period	$15.59		$15.83	$15.64	$12.80
Total return	(0.01	)%(3)	4.99%	29.77%	4.97	%(3)
Ratios/supplemental data:
Net assets, end of period (millions)	$10.9		$5.2	$3.1	$1.8
Ratio of expenses to average net assets:
Before fees waived	1.73	%(4)	2.96%	5.47%	7.05	%(4)
After fees waived	0.68	%(4)	0.68%	0.68%	0.68	%(4)
After fees waived excluding interest expense(5)	0.68	%(4)	0.68%	0.68%	0.68	%(4)
Ratio of net investment income (loss) to average net assets:
Before fees waived/recaptured	2.07	%(4)	1.18%	(2.04)%	(3.02	)%(4)
After fees waived/recaptured	3.12	%(4)	3.46%	2.75%	3.35	%(4)
Portfolio turnover rate	0.51	%(3)	7.60%	24.88%	13.33	%(3)

*  Unaudited

(1)  Commencement of Operations.

(2)  Amount represents less than $0.01 per share.

(3)  Not annualized.

(4)  Annualized.

(5)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 0.68%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period

	Six Months Ended		Year Ended December 31,
Global Energy Fund	June 30, 2015*		2014	2013	2012	2011	2010
Net asset value, beginning of period	$25.73		$32.45	$26.19	$25.72	$29.74	$25.60
Income from investment operations:
Net investment income	0.14		0.28	0.18	0.22	0.14	0.12
Net realized and unrealized gain (loss) on investments and foreign currency	(1.06)		(6.66)	6.23	0.69	(4.06)	4.13
Total from investment operations	(0.92)		(6.38)	6.41	0.91	(3.92)	4.25
Less distributions:
From net investment income	—		(0.22)	(0.15)	(0.44)	(0.11)	(0.12)
From net realized gain	—		(0.13)	—	—	—	—
Total distributions	—		(0.35)	(0.15)	(0.44)	(0.11)	(0.12)
Redemption fee proceeds	0.00	(1)	0.01	— (1)	— (1)	0.01	0.01
Net asset value, end of period	$24.81		$25.73	$32.45	$26.19	$25.72	$29.74
Total return	(3.58	)%(2)	(19.63)%	24.48%	3.53%	(13.16)%	16.63%
Ratios/supplemental data:
Net assets, end of period (millions)	$61.7		$62.90	$72.3	$90.3	$143.1	$118.0
Ratio of expenses to average net assets
Before fees waived	1.36	%(3)	1.30%	1.35%	1.35%	1.27%	1.25%
After fees waived	1.36	%(3)	1.30%	1.35%	1.35%	1.27%	1.25%
After fees waived excluding interest expense(4)	1.36	%(3)	1.30%	1.34%	1.34%	1.27%	1.25%
Ratio of net investment income to average net assets	1.08	%(3)	0.76%	0.77%	0.62%	0.43%	0.46%
Portfolio turnover rate	2.70	%(2)	39.33%	8.19%	14.02%	28.23%	42.08%

*  Unaudited

(1)  Amount represents less than $0.01 per share.

(2)  Not annualized.

(3)  Annualized.

(4)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.98%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period

	Six Months Ended		Year Ended December 31,
Global Innovators Fund	June 30, 2015*		2014	2013	2012	2011	2010
Net asset value, beginning of period	$34.00		$30.65	$21.18	$17.72	$19.00	$16.24
Income from investment operations:
Net investment income (loss)	0.18		0.28	0.07	0.11	0.04	(0.05)
Net realized and unrealized gain (loss) on investments	(0.26)		3.57	9.52	3.42	(1.28)	2.81
Total from investment operations	(0.08)		3.85	9.59	3.53	(1.24)	2.76
Less distributions:
From net investment income	—		(0.26)	(0.12)	(0.07)	(0.04)	—
From net realized gain	—		(0.24)	—	—	—	—
Total distributions	—		(0.50)	(0.12)	(0.07)	(0.04)	—
Redemption fee proceeds	—	(1)	— (1)	— (1)	— (1)	— (1)	— (1)
Net asset value, end of period	$33.92		$34.00	$30.65	$21.18	$17.72	$19.00
Total return	(0.24	)%(2)	12.55%	45.29%	19.91%	(6.51)%	17.00%
Ratios/supplemental data:
Net assets, end of period (millions)	$204.9		$157.5	$50.7	$31.6	$32.4	$38.2
Ratio of expenses to average net assets:
Before fees waived/recaptured	1.19	%(3)	1.26%	1.47%	1.51%	1.42%	1.47%
After fees waived/recaptured	1.19	%(3)	1.26%	1.47%	1.51%	1.44%	1.55%
After fees waived/recaptured excluding interest expense(4)	1.19	%(3)	1.26%	1.46%	1.50%	1.44%	1.55%
Ratio of net investment income (loss) to average net assets:
Before fees waived/recaptured	1.06	%(3)	1.25%	0.31%	0.49%	0.26%	(0.16)%
After fees waived/recaptured	1.06	%(3)	1.25%	0.31%	0.49%	0.24%	(0.24)%
Portfolio turnover rate	0.53	%(2)	14.40%	29.63%	6.02%	47.40%	56.97%

*  Unaudited

(1)  Amount represents less than $0.01 per share.

(2)  Not annualized.

(3)  Annualized.

(4)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.98%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period

	Six Months Ended		Year Ended December 31,			June 30, 2011(1) Through
Renminbi Yuan & Bond Fund	June 30, 2015*		2014	2013	2012	December 31, 2011
Net asset value, beginning of period	$12.42		$12.95	$12.71	$12.52	$12.50
Income from investment operations:
Net investment income	0.19		0.32	0.28	0.12	—	(2)
Net realized and unrealized gain (loss) on investments and foreign currency	0.05		(0.44)	0.38	0.36	0.02
Total from investment operations	0.24		(0.12)	0.66	0.48	0.02
Less distributions:
From net investment income	(0.21)		(0.41)	(0.42)	(0.29)	—
Total distributions	(0.21)		(0.41)	(0.42)	(0.29)	—
Redemption fee proceeds	—	(2)	— (2)	— (2)	— (2)	—	(2)
Net asset value, end of period	$12.45		$12.42	$12.95	$12.71	$12.52
Total return	1.95	%(3)	(0.92)%	5.26%	3.88%	0.16	%(3)
Ratios/supplemental data:
Net assets, end of period (millions)	$77.3		$100.6	$94.2	$89.3	$92.7
Ratio of expenses to average net assets:
Before fees waived/recaptured	0.97	%(4)	0.95%	0.97%	0.90%	0.92	%(4)
After fees waived/recaptured	0.93	%(4)	0.90%	0.90%	0.90%	0.90	%(4)
After fees waived/recaptured excluding interest expense(5)	0.90	%(4)	0.90%	0.90%	0.90%	0.90	%(4)
Ratio of net investment income to average net assets:
Before fees waived/recaptured	2.81	%(4)	2.49%	2.11%	1.05%	0.02	%(4)
After fees waived/recaptured	2.85	%(4)	2.54%	2.18%	1.05%	0.04	%(4)
Portfolio turnover rate	10.70	%(3)	28.29%	12.32%	9.19%	0.72	%(3)†

*  Unaudited

†  Restated

(1)  Commencement of Operations.

(2)  Amount represents less than $0.01 per share.

(3)  Not annualized.

(4)  Annualized.

(5)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 0.90%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1

Organization

Guinness AtkinsonTM Funds (the "Trust"), was organized on April 28, 1997 as a Delaware business trust and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open end management investment company. Currently, the Trust offers eight separate series: Guinness Atkinson Alternative Energy Fund (the "Alternative Energy Fund"), Guinness Atkinson Asia Focus Fund (the "Asia Focus Fund"), Guinness Atkinson Asia Pacific Dividend Builder Fund (formerly known as the Asia Pacific Dividend Fund) (the "Asia Pacific Dividend Builder Fund"), Guinness Atkinson China & Hong Kong Fund (the "China & Hong Kong Fund"), Guinness Atkinson Global Energy Fund (the "Global Energy Fund"), Guinness Atkinson Global Innovators Fund (the "Global Innovators Fund"), Guinness Atkinson Dividend Builder Fund (formerly known as the Inflation Managed Dividend Fund) (the "Dividend Builder Fund") and Guinness Atkinson Renminbi Yuan & Bond Fund (the "Renminbi Yuan & Bond Fund"), all of which (each a "Fund" and collectively, the "Funds") are covered by this report. Except for the Dividend Builder Fund, each Fund is a non-diversified Fund. The China & Hong Kong Fund began operations on June 30, 1994, the Asia Focus Fund began operations on April 29, 1996, the Global Innovators Fund began operations on December 15, 1998, the Global Energy Fund began operations on June 30, 2004, the Alternative Energy Fund and the Asia Pacific Dividend Builder Fund began operations on March 31, 2006, the Renminbi Yuan & Bond Fund began operations on June 30, 2011, and the Dividend Builder Fund began operations on March 30, 2012.

The Alternative Energy Fund, Asia Focus Fund, Global Energy Fund, and Global Innovator Fund's investment objective is long-term capital appreciation. The Asia Pacific Dividend Builder Fund's investment objective is to provide investors with dividend income and long-term capital growth. The China & Hong Kong Fund's investment objective is long-term capital appreciation primarily through investments in securities of China and Hong Kong. The Renminbi Yuan & Bond Fund's investment objective is to seek total return. Total return means the combination of capital appreciation and investment income, which includes changes in the value of the renminbi, the currency of China of which the yuan is the unit. The Dividend Builder Fund's investment objective is to seek a moderate level of current income and consistent dividend growth at a rate that exceeds inflation.

Note 2

Significant accounting policies

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services—Investment Companies".

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America. ("GAAP").

A.  Security Valuation. Securities of the Funds that are traded on a principal exchange (U.S. or foreign) or NASDAQ are valued at the official closing price on each day that the exchanges are open for trading. Securities traded on an exchange for which there have been no sales, and other over-the-counter securities are valued at the mean between the bid and asked prices. Debt securities are valued based on available market quotations received from an independent pricing service approved by the Trust's Board of Trustees which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Funds' Valuation Committee in accordance with procedures established by the Board of Trustees. In determining fair value, the Funds' Valuation Committee take into account all relevant factors and available information. Consequently, the price of the security used to calculate its Net Asset Value may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining a security's fair value. As a result, different mutual funds could reasonably arrive at different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine. Short-term investments are stated at cost, combined with accrued interest, which approximates market value. Realized gains and losses from securities transactions are calculated using the identified cost method.

  Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Funds do not isolate that portion of the results of operations resulting from changes in the currency exchange rate from the fluctuations resulting from changes in the market prices of investments.

  Foreign exchange gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are shown as net realized gains or losses on foreign currency transactions in the respective Fund's statement of operations.

B.  Forward Foreign Currency Exchange Contracts. The Funds may utilize forward foreign currency exchange contracts ("forward contracts") to hedge against foreign exchange fluctuations on foreign-denominated investments under which they are obligated to exchange currencies at specific future dates and at specified rates. All commitments are "marked-to-market" daily and any resulting unrealized gains or losses are included as unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities. The Funds record realized gains or losses at the time the forward contract is settled. Risks may arise upon entering these contracts from the potential inability of a counter party to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies. Counterparties to these contracts are major U.S. financial institutions. Please refer to Note 7 for further information on forward foreign currency contracts held in each Fund.

C.  Restricted and Illiquid Securities. A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuers would typically bear the expense of all registrations at no cost to the Fund. Restricted securities are valued according to the guidelines and procedures adopted by the Funds' Board of Trustees. A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by a fund. Illiquid securities may be valued under methods approved by the Board of Trustees as reflecting fair value.

D.  Security Transactions, Dividend Income and Distributions. Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses from securities transactions are calculated using the identified cost method.

E.  Allocation of Expenses. Each Fund is charged for those expenses directly attributable to it. Expenses that are not directly attributable to a Fund are allocated among the Funds in proportion to their respective assets or another appropriate method.

F.  Cash overdraft. Throughout the year, the Funds may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate plus London Interbank Offered Rate ("LIBOR"). Payables, if any, are reflected as Overdraft Due to Custodian Bank in the Statements of Assets and Liabilities. Expenses from cash overdrafts are included in Interest Expense in the Statements of Operations.

G.  Concentration of Risk. The Alternative Energy Fund invests substantially in the alternative energy or energy technology sectors. The Asia Focus Fund invests substantially all of its assets in the Asian continent. The Asia Pacific Dividend Builder Fund invests primarily in dividend-producing equity securities of Asia Pacific companies. The China & Hong Kong Fund invests substantially all of its assets in securities that are traded in China or Hong Kong or that are issued by companies that do a substantial part of their business in China. The Global Energy Fund invests substantially in energy companies; the changes in the prices and supplies of oil and other energy fuels may affect the Fund's investments. The Renminbi Yuan & Bond Fund invests in securities issued by companies economically tied to China, which exposes the Fund to greater market risk and potential monetary losses than if the Fund's assets were diversified among other regions. The consequences of political, social, or economic changes in the countries or business sectors in which the securities are offered or the issuers conduct their operations may affect the market prices of the Funds' investments and any income generated, as well as the Funds' ability to repatriate such amounts.

H.  Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

I.  Indemnifications. Under the Trust's organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

J.  Federal Income Taxes. The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and to distribute all of their taxable income to their shareholders. Therefore, no provision is made for federal income or excise tax.

  The Funds recognize the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Funds' tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2011 through 2013, or expected to be taken in the Funds' 2014 tax returns. The Funds identify their major tax jurisdiction as U.S. Federal, California State and foreign jurisdictions where the Funds make significant investments; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Note 3

Investment Advisory and Other Agreements

The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with Guinness Atkinson Asset Management, Inc. (the "Advisor"), under which the Advisor provides the Funds with investment management services. The Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the following annual rates based upon the average daily net assets of the Funds:

Alternative Energy Fund	1.00%
Asia Focus Fund	1.00%
Asia Pacific Dividend Builder Fund	1.00%
China & Hong Kong Fund	1.00%
Global Energy Fund	0.75%
Global Innovators Fund	0.75% on the 1st $500 million, 0.60% thereafter
Dividend Builder Fund	0.45%
Renminbi Yuan & Bond Fund	0.55%

The Funds are responsible for their own operating expenses. The Advisor has contractually agreed to limit each Fund's total operating expenses (excluding interest, dividends on short positions, taxes and extraordinary expenses) by reducing all or a portion of its fees and reimbursing the Fund for expenses so that its ratio of expenses to average daily net assets will not exceed the following levels:

Alternative Energy Fund	1.98%
Asia Focus Fund	1.98%
Asia Pacific Dividend Builder Fund	1.98%
China & Hong Kong Fund	1.98%
Global Energy Fund	1.45%
Global Innovators Fund	1.55%
Dividend Builder Fund	0.68%
Renminbi Yuan & Bond Fund	0.90%

The expense ratios shown in the financial highlights may exceed these levels due to expenses incurred, but not covered by the expense limitation agreement.

To the extent that the Advisor waives fees and/or absorbs expenses it may seek repayment of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or absorbed, subject to the applicable cap. For the six months ended June 30, 2015, the Advisor waived fees and absorbed expenses of $20,107, $40,083, $48,488 and

$16,494 in the Alternative Energy Fund, the Asia Pacific Dividend Builder Fund, the Dividend Builder Fund, and the Renminbi Yuan & Bond Fund, respectively.

At June 30, 2015, the Advisor may recapture a portion of the following amounts that had been paid and/or waived on behalf of the Funds no later than the dates as stated below:

Fund	December 31, 2015	December 31, 2016	December 31, 2017	December 31,2018	Total
Alternative Energy Fund	$45,850	$24,186	$8,860	$20,107	$99,003
Asia Pacific Dividend Builder Fund	74,715	74,741	79,713	40,083	269,252
Dividend Builder Fund	71,229	99,129	$102,063	48,488	320,909
Renminbi Yuan & Bond Fund	—	60,089	42,918	16,494	119,501

During the period ended June 30, 2015, the Advisor reimbursed the Global Innovators Fund $10,554 for trade errors. This amount is reported on the Statement of Operations under the caption "Net increase from payments by affiliates".

Mutual Fund Administration, LLC (the "Administrator") acts as the Funds' administrator under an administration agreement. The fees paid to the Administrator for the six months ended June 30, 2015 are reported on the Statements of Operations.

Quasar Distributors, LLC (the "Distributor") acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares.

Foreside Compliance Services, LLC provides Chief Compliance Officer ("CCO") services to the Funds. The fees paid for CCO services for the six months ended June 30, 2015 are reported on the Statements of Operations.

On August 14, 1998, the Trust approved a Deferred Compensation Plan for Trustees (the "Plan"). Trustees can elect to receive payment in cash or defer payments provided for in the Plan. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account (Phantom Share Account). This account accumulates the deferred fees earned, and the value of the account is adjusted at the end of each quarter to reflect the value that would have been earned if the account had been invested in designated investments. The Funds recognize as trustee expense amounts accrued as meetings are attended plus the change in value of the Phantom Share Account.

The change in the value of the phantom share account during the six months ended June 30, 2015 is shown in the table below. These amounts included any additional contributions to the deferred compensation plan and any appreciation (depreciation) on the underlying investments.

Alternative Energy Fund	$1,846
Asia Focus Fund	$2,263
Asia Pacific Dividend Builder Fund	$2,480
China & Hong Kong Fund	$4,437
Global Energy Fund	$3,003
Global Innovators Fund	$5,693
Dividend Builder	$1,399
Renminbi Yuan & Bond Fund	$3,082

The fees paid to non-interested Trustees for the six months ended June 30, 2015 are reported on the Statements of Operations.

Certain officers of the Trust are also officers and/or Directors of the Advisor and the Administrator. None of these officers are compensated directly by the Funds.

Note 4

Shareholder Servicing Plan

Each Fund has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.25% of its daily average net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

The fees paid under the Shareholder Servicing Plan for the six months ended June 30, 2015 are reported on the Statements of Operations.

Note 5

Investment Transactions

The following table presents purchases and sales of securities during the six months ended June 30, 2015 excluding short-term investments, to indicate the volume of transactions in each Fund.

	Purchases	Sales
Alternative Energy Fund	$2,700,797	$2,571,574
Asia Focus Fund	$1,477,579	$1,847,310
Asia Pacific Dividend Builder Fund	$1,105,201	$343,961
China & Hong Kong Fund	$18,204,563	$27,121,708
Dividend Builder Fund	$5,608,883	$45,066
Global Energy Fund	$3,285,438	$1,710,211
Global Innovators Fund	$55,837,313	$1,007,646
Renminbi Yuan & Bond Fund	$9,134,429	$34,336,214

The Funds did not purchase U.S. Government securities as a part of their long-term investment strategy during the six months ended June 30, 2015.

Note 6

Fair Value Measurements and Disclosures

The Funds utilize various inputs in determining the value of their investments. These inputs are summarized in the three broad levels listed below:

Level 1 —  Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access.

Level 2 —  Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —  Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of June 30, 2015, in valuing the Funds' assets carried at fair value:

Alternative Energy Fund

Assets Table	Level 1	Level 2	Level 3	Total
Investments, at value
Common Stocks:
Energy	$7,674,280	$—	$—	$7,674,280
Industrial	3,802,911	—	—	3,802,911
Utilities	4,080,763	—	—	4,080,763
Total Investments, at value	15,557,954	—	—	15,557,954
Total Assets	$15,557,954	$—	$—	$15,557,954

Asia Focus Fund

Assets Table	Level 1	Level 2	Level 3	Total
Investments, at value
Common Stocks[1]:
Basic Materials	$135,373	$—	$—	$135,373
Communications	1,985,444	30,966	—	2,016,410
Consumer, Cyclical	2,421,141	—	—	2,421,141
Consumer, Non-cyclical	554,893	—	—	554,893
Energy	2,314,038	—	—	2,314,038
Exchange Traded Funds ("ETFs")	666,945	—	—	666,945
Financial	3,424,065	—	—	3,424,065
Industrial	3,868,880	—	—	3,868,880
Technology	3,611,169	—	—	3,611,169
Utilities	997,387	—	—	997,387
Total Investments, at value	19,979,335	30,966	—	20,010,301
Total Assets	$19,979,335	$30,966	$—	$20,010,301

Asia Pacific Dividend Builder Fund

Assets Table	Level 1	Level 2	Level 3	Total
Investments, at value
Common Stocks[1]:
Basic Materials	$98,201	$—	$—	$98,201
Communications	415,722	—	—	415,722
Consumer, Cyclical	1,017,889	—	—	1,017,889
Consumer, Non-cyclical	432,315	—	—	432,315
Energy	289,309	—	—	289,309
Financial	1,568,834	—	—	1,568,834
Industrial	729,778	—	—	729,778
Technology	569,912	—	—	569,912
Total Investments, at value	5,121,960	—	—	5,121,960
Total Assets	$5,121,960	$—	$—	$5,121,960

China & Hong Kong Fund

Assets Table	Level 1	Level 2	Level 3	Total
Investments, at value
Common Stocks:
Communications	$11,761,941	$—	$—	$11,761,941
Consumer, Cyclical	14,948,301	1,473,125	—	16,421,426
Consumer, Non-cyclical	2,080,848	—	—	2,080,848
Energy	6,084,206	—	—	6,084,206
Exchange Traded Funds ("ETFs")	3,532,840	—	—	3,532,840
Financial	27,280,380	—	—	27,280,380
Industrial	11,309,101	—	—	11,309,101
Technology	8,597,983	—	—	8,597,983
Utilities	1,588,308	—	—	1,588,308
Total Investments, at value	87,183,908	1,473,125	—	88,657,033
Total Assets	$87,183,908	$1,473,125	$—	$88,657,033

Dividend Builder Fund

Assets Table	Level 1	Level 2	Level 3	Total
Investments, at value
Common Stocks:
Communications	$896,105	$—	$—	$896,105
Consumer, Cyclical	550,785	—	—	550,785
Consumer, Non-cyclical	3,752,008	—	—	3,752,008
Energy	1,160,771	—	—	1,160,771
Financial	1,843,660	—	—	1,843,660
Industrial	1,849,360	—	—	1,849,360
Technology	325,827	—	—	325,827
Total Investments, at value	10,378,516	—	—	10,378,516
Total Assets	$10,378,516	$—	$—	$10,378,516

Global Energy Fund

Assets Table	Level 1	Level 2	Level 3	Total
Investments, at value
Common Stocks:
Energy	$61,086,707	$—	$—	$61,086,707
Industrial	106,211	—	—	106,211
Total Investments, at value	61,192,918	—	—	61,192,918
Total Assets	$61,192,918	$—	$—	$61,192,918

Global Innovators Fund

Assets Table	Level 1	Level 2	Level 3	Total
Investments, at value
Common Stocks:
Communications	$28,718,382	$—	$—	$28,718,382
Consumer, Cyclical	5,807,613	—	—	5,807,613
Consumer, Non-cyclical	21,250,476	—	—	21,250,476
Energy	14,354,621	—	—	14,354,621
Financial	28,228,737	—	—	28,228,737
Industrial	32,986,719	—	—	32,986,719
Technology	70,503,479	—	—	70,503,479
Total Investments, at value	201,850,027	—	—	201,850,027
Total Assets	$201,850,027	$—	$—	$201,850,027

Renminbi Yuan & Bond Fund

Assets Table	Level 1	Level 2	Level 3	Total
Investments, at value
Corporate Bonds:
Basic Materials	$—	$2,719,584	$—	$2,719,584
Communications	—	3,229,960	—	3,229,960
Consumer, Cyclical	—	4,319,332	—	4,319,332
Consumer, Non-cyclical	—	2,417,081	—	2,417,081
Energy	—	1,612,821	—	1,612,821
Financial	—	41,438,111	—	41,438,111
Government	—	10,152,205	—	10,152,205
Industrial	—	4,355,049	—	4,335,049
Technology	—	162,727	—	162,727
Utilities	—	2,404,933	—	2,404,933
Total Investments, at value	—	72,811,803	—	72,811,803
Total Assets	$—	$72,811,803	$—	$72,811,803

1  Foreign securities traded in foreign exchanges may be adjusted due to a significant change in the value of U.S. traded securities, as measured by the S&P 500 Index. Significant movements were deemed to have occurred at December 31, 2014 and therefore such securities were classified as Level 2. As a result, securities still held by the Alternative Energy Fund, Asia Focus Fund, Asia Pacific Dividend Builder Fund, China & Hong Kong Fund, Dividend Builder Fund, Global Energy Fund, and Global Innovators Fund were transferred from Level 2 into Level 1 with an end of period value of $4,477,634, $15,065,659, $4,355,599, $59,224,216, $3,926,958, $20,623,048, and $26,142,192, respectively. There were no securities transferred between Level 2 and Level 1 for the Renminbi Yuan & Bond Fund.

Note 7

Derivatives and Hedging Transactions

FASB Accounting Standards Codification 815, Derivatives and Hedging requires enhanced disclosures about the Funds' derivative and hedging activities, including how such activities are accounted for and their effects on the Funds' financial position, performance and cash flows.

Forward Foreign Currency Contracts

In order to hedge their portfolio and to protect them against possible fluctuations in foreign exchange rates pending the settlement of securities transactions, the Funds may enter into forward foreign currency contracts that obligate them to exchange currencies at specified future dates. At the maturity of a forward contract, a Fund may either make delivery of the foreign currency from currency held, if any, or from the proceeds of the portfolio securities sold. It may also terminate its obligation to deliver the foreign currency at any time by purchasing an offsetting contract. The forward values of amounts due are netted against the forward value of the currency to be delivered, and the net amount is shown as a receivable or payable in the financial statements. The Funds did not enter into forward foreign currency contracts during the six months ended June 30, 2015 and did not have any outstanding forward contracts as of June 30, 2015.

Note 8

Tax Matters

As of June 30, 2015, the tax bases of investments were as follows:

	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Builder Fund	China & Hong Kong Fund
Cost of investments for tax purposes	$22,757,882	$15,339,999	$4,462,667	$71,261,629
Gross tax unrealized appreciation	1,652,004	6,015,789	873,213	23,258,647
Gross tax unrealized (depreciation)	(8,851,932)	(1,345,487)	(213,920)	(5,863,243)
Net tax unrealized appreciation (depreciation)*	$(7,199,928)	$4,670,302	$659,293	$17,395,404
	Dividend Builder Fund	Global Energy Fund	Global Innovators Fund	Renminbi Yuan & Bond Fund
Cost of investments for tax purposes	$10,222,933	$76,470,187	$188,177,914	$73,158,396
Gross tax unrealized appreciation	593,491	5,833,499	22,520,105	315,744
Gross tax unrealized (depreciation)	(437,908)	(21,110,768)	(8,847,992)	(662,337)
Net tax unrealized appreciation (depreciation)*	$155,583	$(15,277,269)	$13,672,113	$(346,593)

*  The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primary to the tax deferral of losses on wash sales and passive foreign investment company (PFIC) mark to market adjustments.

As of December 31, 2014, the Funds have the following capital loss carryforwards available to offset future realized capital gains:

Capital losses expiring in:	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Builder Fund	China & Hong Kong Fund	Dividend Builder Fund	Global Energy Fund	Global Innovators Fund	Renminbi Yuan & Bond Fund
2015	$—	$—	$—	$—	$—	$—	$—	$—
2016	10,370,865	—	885,255	—	—	—	—	—
2017	40,204,652	—	1,115,940	—	—	—	—	—
2018	9,296,377	605,007	1,502,925	—	—	—	—	—
No Expiration Long-term	27,930,707	—	—	—	—	—	1,313,844	—
No Expiration Short-term	745,704	—	—	—	—	—	—	14,470
Total	$88,548,305	$605,007	$3,504,120	$—	$—	$—	$1,313,844	$14,470

For the year ended December 31, 2014, the Asia Focus Fund, Asia Pacific Dividend Builder Fund, and the Global Energy Fund utilized capital loss carryforwards of $828,177, $261,135, and $3,201,119, respectively.

Under the enacted Regulated Investment Company Modernization Act of 2010 (the "Act"), the Funds will be permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Note 9

Disclosures about Offsetting Assets and Liabilities

Disclosures about Offsetting Assets and Liabilities require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Note 10

Recently Issued Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2014-11 Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The amendments in this ASU require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings. The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Funds' financial statement disclosures.

Note 11

Events Subsequent to the Fiscal Period End

The Funds have adopted financial reporting rules regarding a subsequent event which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds' related events and transactions and has determined that there were no events or transactions that occurred that would materially impact the amounts or disclosures in the Funds' financial statements.

Additional Information (Unaudited)

Proxy Voting Procedures

The Advisor votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board. You may obtain a description of these procedures, free of charge, by calling "toll-free" (800) 915-6565. This information is also available through the Securities and Exchange Commission's website at www.sec.gov.

Proxy Voting Records

Information regarding how the Advisor voted proxies relating to portfolio securities during the latest 12-month period ended June 30 is available, without charge, by calling toll-free, (800) 915-6565. This information is also available through the Securities and Exchange Commission's website at www.sec.gov.

Form N-Q Disclosure

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the Securities and Exchange Commission's website at www.sec.gov. The Funds' Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. This information is also available, without charge, by calling toll-free, (800) 915-6565.

Board Consideration of and Continuance of the Trust's Investment Advisory Agreement

At an in-person meeting held on May 18, 2015, the Board of Trustees (the "Trustees" or the "Board") of Guinness Atkinson Funds (the "Trust") considered the annual approval of the continuation of the investment advisory agreement (the "Agreement") between the Trust, on behalf of the Alternative Energy Fund, the Asia Focus Fund, the Asia Pacific Dividend Builder Fund, the China & Hong Kong Fund, the Dividend Builder Fund, the Global Energy Fund, the Global Innovators Fund, and the Renminbi Yuan & Bond Fund, and the Advisor.

At the meeting, the Trustees discussed with counsel to the Trust and independent legal counsel to the Independent Trustees, their fiduciary duties under the 1940 Act in reviewing the Agreement and their obligation to obtain and review information relevant and necessary to their consideration of the Agreement. The Trustees received a memorandum summarizing the duties of the Trustees under, and the fiduciary standards established by, the 1940 Act and state law, legislative and regulatory guidance, and judicial precedent with respect to evaluating the reasonableness of fees and interpretation of the applicable fiduciary standards. In their deliberations, the Trustees considered the factors summarized below, and in approving the continuance of the Agreement with respect to each Fund, the Trustees did not identify any single factor, or information provided with respect to any single factor, as controlling. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately with respect to each Fund.

Nature, Extent and of Quality of Services. The Board discussed the fees payable by each Fund under the Agreement, the services provided by the Advisor to each Fund, and the Trustees considered that they receive from the Advisor and review on a regular basis over the course of the year, information regarding the Funds' performance, including information about the Funds' performance in comparison to peers and benchmarks, and analyses by the Advisor of the Funds' performance. The Trustees also considered information about the nature, extent and quality of the services provided by the Advisor, including the background and experience of the Advisor's senior management and portfolio managers, and their special knowledge about the areas in which the Funds invest. The Trustees also considered information gained from their experience as Trustees of the Funds, in addition to the overall reputation and capabilities of the Advisor and its investment professionals, the Advisor's commitment to providing high quality services to the Funds, the Trustees' overall confidence in the Advisor's integrity and responsiveness to Trustee concerns, the Advisor's integrity as reflected in its adherence to compliance practices, and the Advisor's willingness and initiative in implementing changes designed to improve services to the Funds or reduce Fund expenses. The Trustees considered the impact of current market conditions on each Fund and the Fund complex. The Trustees also considered the general market performance in the prior year across market sectors and specifically in respect of each Fund's specific sector or region focus, including the particular challenges or strengths of the markets in responding to global market events during the period.

Fund Performance, Advisory Fees and Expenses. For each Fund and its peer group of Funds, the Trustees reviewed information compiled from Morningstar, Inc. data regarding performance for periods ended March 31, 2015 and expense information as of March 31, 2015. The Trustees considered that they receive from the Advisor and review on a regular basis over the course of the year, information regarding the Funds' performance, including information about the Funds' performance in comparison to peers and benchmarks, and analyses by the Advisor of the Funds' performance. The Trustees also considered the

Funds' long-term performance records and the Advisor's continuing efforts to improve the Funds' performance. The Trustees compared each Fund's performance, advisory fee and expenses to those of its peer group. The Trustees also considered the size of each Fund in comparison to its peers, including whether peer funds were part of a larger fund complex. The Trustees considered the following Fund-specific factors:

Alternative Energy Fund. (1) The Fund's advisory fee was lower than the median fee charged to the four pure alternative energy mutual funds in the Morningstar "Equity Energy" category; (2) the Fund's total expenses were at the high end of the expenses incurred by its peers, noting that the Fund's total expenses were comparable to a peer fund of similar asset size; (3) the Advisor agreed to limit the Fund's expense ratio through June 30, 2016; and (4) the Fund had outperformed the Wilderhill Clean Energy Index, one of its benchmark indices, for the one-, three- and five-year periods; and underperformed the Wilderhill New Energy Global Innovation Index, the Fund's other benchmark index, and its peer group median, for the one-, three- and five year periods.

Asia Focus Fund. (1) The Fund's advisory fee was at the high end of the advisory fees charged to comparable mutual funds in the Morningstar "Pacific/Asia Ex-Japan Stock" category; (2) the Fund's total expenses were at the high end of the expenses incurred by its peers, noting that the Fund's total expenses were comparable to a peer fund of similar asset size; (3) the Advisor agreed to limit the Fund's expense ratio through June 30, 2016; and (4) the Fund had underperformed the MSCI AC Far East Free ex Japan Index, its benchmark index, and its peer group median for the one-, three-, five- and ten-year periods.

Asia Pacific Dividend Builder Fund. (1) The Fund's advisory fee was at the high end of the advisory fees charged to comparable mutual funds in the Morningstar "Pacific/Asia Ex-Japan Stock" category; (2) the Fund's total expenses were at the high end of the expenses incurred by its peers, noting that the Fund's total expenses were lower to a peer fund of similar asset size; (3) the Advisor agreed to limit the Fund's expense ratio through June 30, 2016; and (4) the Fund had outperformed the MSCI AC Pacific Ex-Japan Stock Index, one of its benchmark indices, for the one- and five-year periods, and underperformed that index for the three-year period, and it had outperformed the S&P 500 Index, the Fund's other benchmark index for the one-year period; underperformed that index for the three- and five-year periods; outperformed its peer group median for the one- and five year periods; and had the same performance as its peer group median for the three-year period.

China & Hong Kong Fund. (1) The Fund's advisory fee was equal to the median advisory fee charged to comparable mutual funds in the Morningstar "China Region" category; (2) the Fund's total expenses were slightly above the median expenses incurred by its peers but lower than the average expenses incurred by its peers; (3) the Advisor agreed to limit the Fund's expense ratio through June 30, 2016; and (4) the Fund had underperformed the Hang Seng Composite Index, its benchmark index, and its peer group median for the one-, three-, five- and ten-year periods.

Dividend Builder Fund. (1) The Fund's advisory fee was below the median advisory fee charged to comparable mutual funds in the Morningstar "World Stock" category; (2) the Fund's total expenses were at the low end of the expenses of its peers; (3) the Advisor agreed to limit the Fund's expense ratio through June 30, 2016; and (4) the Fund had underperformed the MSCI World Index, its benchmark index, for the one- and three-year periods; and outperformed its peer group median for the one- and three-year periods.

Global Energy Fund. (1) The Fund's advisory fee was equal to the median advisory fee charged to comparable mutual funds in the Morningstar's "Equity Energy" category; (2) the Fund's total expenses were lower than the median of expenses incurred by the funds in its peer group; (3) the Advisor agreed to limit the Fund's expense ratio through June 30, 2016; and (4) the Fund had underperformed the MSCI World Energy Index, one of its benchmark indices, for the one-, three- and five-year periods; outperformed that index, for the ten-year period; underperformed the S&P 500 Index, the Fund's other benchmark index for the one-, three-, five- and ten-year periods; outperformed its peer group median for the ten-year period; and underperformed its peer group median for the one-, three-, and five-year periods.

Global Innovators Fund. (1) The Fund's advisory fee was below the median advisory fee charged to comparable mutual funds in the Morningstar "Large Growth" category; (2) the Fund's total expenses were higher than the median of expenses incurred by the funds in its peer group; (3) the Advisor agreed to limit the Fund's expense ratio through June 30, 2016; and (4) the Fund had outperformed the MSCI World Index, one of its benchmark indices, for the one-, three-, five-, and ten-year periods; outperformed the Nasdaq Composite Index, another one of its benchmark indices, for the three- and ten-year periods, and underperformed that index, for the one- and five-year periods; outperformed the S&P 500 Index, the Fund's other benchmark index, for the three-, five- and ten-year periods, and underperformed that index, for the one-year period; and outperformed its peer group median for the one-, three-, five-, and ten-year periods.

Renminbi Yuan & Bond Fund. (1) The Fund's advisory fee was below the median advisory fee charged to comparable mutual funds in the Morningstar "Emerging Markets Bond" category; (2) the Fund's total expenses were below the median expenses of its peers; (3) the Advisor agreed to limit the Fund's expense ratio through June 30, 2016; and (4) the Fund had underperformed the HSBC Offshore Renminbi Bond Index, its benchmark index, for the one- and three-year periods, and had the same performance as its peer group median for the one- and three-year periods.

Costs of Services and Profitability. The Trustees considered the financial information provided by the Advisor, including the profitability of each Fund to the Advisor, the Advisor's profitability in general and the firm's retention of key personnel. The Trustees noted that the Advisor had waived a portion of its advisory fee for the Alternative Energy Fund and the Renminbi Yuan & Bond Fund, and its entire advisory fee for the Asia Pacific Dividend Builder Fund and the Dividend Builder Fund, for the year 2014, and had subsidized a portion of these Funds' operating expenses, due to their low asset levels. The Board concluded that the profitability of each Fund to the Advisor, when positive, was reasonable.

Economies of Scale. The Trustees considered the size of each Fund and the Advisor's willingness to institute breakpoints in the advisory fee as individual Funds reached higher asset levels, and to use expense limitation agreements to reduce total expenses.

After considering the factors described above, the Board and the Independent Trustees separately determined that the overall fee arrangement between the Trust, on behalf of each Fund, and the Advisor was fair and reasonable, and that continuance of the Agreement was in the best interests of each Fund and its shareholders, and accordingly, approved the continuance of the Agreement through May 31, 2016.

Privacy Notice

Guinness AtkinsonTM Funds and Guinness Atkinson Asset Management, Inc. may collect non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and

•  Information about your transactions with us.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder's authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

This page is Intentionally Left Blank

Guinness AtkinsonTM Funds Information

Board of Trustees

J. Brooks Reece, Jr., Chairman
Dr. Gunter Dufey
James I. Fordwood
Timothy W.N. Guinness
Dr. Bret A. Herscher

Contact Guinness AtkinsonTM Funds

P.O. Box 701
Milwaukee, WI 53201-0701
Shareholder Services: 800-915-6566
Literature Request: 800-915-6565
Website: www.gafunds.com
Email: mail@gafunds.com

Guinness AtkinsonTM Funds
Fund	Cusip	Ticker	Fund#
Alternative Energy Fund	402031 50 4	GAAEX	1298
Asia Focus Fund	402031 10 8	IASMX	1096
Asia Pacific Dividend Builder Fund	402031 60 3	GAADX	1299
China & Hong Kong Fund	402031 20 7	ICHKX	1094
Global Energy Fund	402031 40 5	GAGEX	1098
Global Innovators Fund	402031 30 6	IWIRX	1095
Dividend Builder Fund	402031 80 1	GAINX	1092
Renminbi Yuan & Bond Fund	402031 70 2	GARBX	1099

Distributed by Quasar Distributors, LLC, Milwaukee, WI 53202

This report is intended for shareholders of the Guinness AtkinsonTM Funds and may not be used as literature unless preceded or accompanied by a current prospectus.

Guinness Atkinson Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

123S0204--P

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)                                 The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded based on such evaluation that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Incorporated by reference to the Registrant’s Form N-CSR filed March 10, 2011.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)         Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Guinness Atkinson Funds

By	/s/ James J. Atkinson
Name: James J. Atkinson
Title: President
Date: 9/8/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James J. Atkinson
Name: James J. Atkinson
Title: President
Date: 9/8/15

By	/s/ Rita Dam
Name: Rita Dam
Title: Treasurer
Date: 9/8/15